EXHIBIT 4.11


                                FIRST BANKS, INC.

                            25,000 Capital Securities


                        Floating Rate Capital Securities
               (Liquidation Amount $1,000.00 per Capital Security)


                               PLACEMENT AGREEMENT

                               -------------------

                                                              September 13, 2007


FTN Financial Capital Markets
845 Crossover Lane, Suite 150
Memphis, Tennessee  38117

Keefe, Bruyette & Woods, Inc.
787 7th Avenue
4th Floor
New York, New York  10019

Ladies and Gentlemen:

         First Banks, Inc., a Missouri corporation (the "Company"), and its financing subsidiary, First Bank Statutory Trust IX, a Delaware statutory trust (the "Trust," and hereinafter together with the Company, the "Offerors"), hereby confirm their agreement (this "Agreement") with you as placement agents (the "Placement Agents"), as follows:

Section 1.      Issuance and Sale of Securities.
                -------------------------------

        1.1.    Introduction.  The  Offerors  propose  to  issue and sell at the
                ------------
Closing (as defined in Section 2.3.1 hereof) 25,000 of the Trust's Floating Rate Capital Securities, with a liquidation amount of $1,000.00 per capital security (the "Capital Securities"), to First Tennessee Bank National Association, a national banking association organized under the laws of the United States of America and Preferred Term Securities XXVII, Ltd., a company with limited liability established under the laws of the Cayman Islands (the "Purchasers") pursuant to the terms of Subscription Agreements entered into, or to be entered into on or prior to the Closing Date (as defined in Section 2.3.1 hereof), between the Offerors and the Purchasers (the "Subscription Agreements"), the forms of which are attached hereto as Exhibit A-1 and Exhibit A-2 and
                                             ------------       ------------
incorporated herein by this reference.

        1.2.    Operative Agreements.  The Capital Securities shall be fully and
                --------------------
unconditionally guaranteed on a subordinated basis by the Company with respect to distributions and amounts payable upon liquidation, redemption or repayment (the "Guarantee") pursuant and subject to the Guarantee Agreement (the "Guarantee Agreement"), to be dated as of the Closing Date and executed and delivered by the Company and Wilmington Trust Company ("WTC"), as trustee (the "Guarantee Trustee"), for the benefit from time to time of the holders of the Capital Securities. The entire proceeds from the sale by the Trust to the holders of the Capital Securities shall be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), and shall be used by the Trust to purchase $25,774,000.00 in principal amount of the Floating Rate Junior Subordinated Deferrable Interest Debentures (the "Debentures") of the Company. The Capital Securities and the Common Securities for the Trust shall be issued pursuant to an Amended and Restated Declaration of Trust among WTC, as Delaware trustee (the "Delaware Trustee"), WTC, as institutional trustee (the "Institutional Trustee"), the Administrators named therein, and the Company, to be dated as of the Closing Date and in substantially the form heretofore delivered to the Placement Agents (the "Trust Agreement"). The Debentures shall be issued pursuant to an Indenture (the "Indenture"), to be dated as of the Closing Date, between the Company and WTC, as indenture trustee (the "Indenture Trustee"). The documents identified in this Section 1.2 and in Section 1.1 are referred to herein as the "Operative Documents."

        1.3.    Rights of Purchasers.  The  Capital  Securities shall be offered
                --------------------
and sold by the Trust directly to the Purchasers without registration of any of the Capital Securities, the Debentures or the Guarantee under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities laws in reliance upon exemptions from the registration requirements of the Securities Act and other applicable securities laws. The Offerors agree that this Agreement shall be incorporated by reference into the Subscription Agreements and the Purchasers shall be entitled to each of the benefits of the Placement Agents and the Purchasers under this Agreement and shall be entitled to enforce obligations of the Offerors under this Agreement as fully as if the Purchasers were parties to this Agreement. The Offerors and the Placement Agents have entered into this Agreement to set forth their understanding as to their relationship and their respective rights, duties and obligations.

        1.4.    Legends.  Upon original issuance thereof, and until such time as
                -------
the same is no longer required under the applicable requirements of the Securities Act, the Capital Securities and Debentures certificates shall each contain a legend as required pursuant to any of the Operative Documents.

Section 2.      Purchase of Capital Securities.
                ------------------------------

        2.1.    Exclusive Rights; Purchase Price. From the date hereof until the
                --------------------------------
Closing Date (which date may be extended by mutual agreement of the Offerors and the Placement Agents), the Offerors hereby grant to the Placement Agents the exclusive right to arrange for the sale of the Capital Securities to the Purchasers at a purchase price of $1,000.00 per Capital Security.

        2.2.    Subscription Agreements. The Offerors  hereby  agree to evidence
                -----------------------
their acceptance of the subscription by countersigning a copy of each of the Subscription Agreements and returning the same to the Placement Agents.

        2.3.    Closing and Delivery of Payment.
                -------------------------------

                2.3.1.  Closing; Closing Date.  The  sale  and  purchase  of the
                        ---------------------
Capital Securities by the Offerors to the Purchasers shall take place at a closing (the "Closing") at the offices of Lewis, Rice & Fingersh, L.C., at 10:00 a.m. (St. Louis time) on September 20, 2007, or such other business day as may be agreed upon by the Offerors and the Placement Agents (the "Closing Date"); provided, however, that in no event shall the Closing Date occur later than
--------   -------
September 28, 2007 unless consented to by the Purchasers. Payment by the Purchasers shall be payable in the manner set forth in the Subscription Agreements and shall be made prior to or on the Closing Date.

                2.3.2.  Delivery.  The  certificates  for the Capital Securities
                        --------
shall be in definitive form, each registered in the name of the applicable Purchaser, or Purchaser designee, and in the aggregate amount of the Capital Securities purchased by the Purchaser.

                2.3.3.  Transfer Agent.  The    Offerors   shall   deposit   the
                        --------------
certificates representing the Capital Securities with the Institutional Trustee or other appropriate party prior to the Closing Date.

        2.4.    Costs and Expenses.  Whether or not this Agreement is terminated
                ------------------
or the sale of the Capital Securities is consummated, the Company hereby covenants and agrees that it shall pay or cause to be paid (directly or by reimbursement) all reasonable costs and expenses incident to the performance of the obligations of the Offerors under this Agreement, including all fees, expenses and disbursements of counsel and accountants for the Offerors; all reasonable expenses incurred by the Offerors incident to the preparation, execution and delivery of the Trust Agreement, the Indenture, and the Guarantee; and all other reasonable costs and expenses incident to the performance of the obligations of the Company hereunder and under the Trust Agreement.

        2.5.    Failure to Close. If  any  of  the  conditions  to  the  Closing
                ----------------
specified in this Agreement shall not have been fulfilled to the satisfaction of the Placement Agents or if the Closing shall not have occurred on or before 10:00 a.m. (St. Louis time) on September 28, 2007, then each party hereto, notwithstanding anything to the contrary in this Agreement, shall be relieved of all further obligations under this Agreement without thereby waiving any rights it may have by reason of such nonfulfillment or failure; provided, however, that
                                                         --------  -------
the obligations of the parties under Sections 2.4, 7.5 and 9 shall not be so relieved and shall continue in full force and effect.

Section 3.      Closing Conditions. The  obligations  of  the Purchasers and the
                ------------------
Placement Agents on the Closing Date shall be subject to the accuracy, at and as of the Closing Date, of the representations and warranties of the Offerors contained in this Agreement, to the accuracy, at and as of the Closing Date, of the statements of the Offerors made in any certificates pursuant to this Agreement, to the performance by the Offerors of their respective obligations under this Agreement, to compliance, at and as of the Closing Date, by the Offerors with their respective agreements herein contained, and to the following further conditions:

        3.1.    Opinions of Counsel. On  the  Closing Date, the Placement Agents
                -------------------
shall have received the following favorable opinions, each dated as of the Closing Date: (a) from Stinson Morrison Hecker LLP, counsel for the Offerors and addressed to the Purchasers, the Placement Agents and WTC in substantially the form set forth on Exhibit B-1 attached hereto and incorporated herein by this
                  -----------
reference, (b) from Richards, Layton & Finger, P.A., special Delaware counsel to the Offerors and addressed to the Purchasers, the Placement Agents and the Offerors, in substantially the form set forth on Exhibit B-2 attached hereto and
                                                 -----------
incorporated herein by this reference and (c) from Lewis, Rice & Fingersh, L.C., special tax counsel to the Offerors, and addressed to the Placement Agents and the Offerors, addressing the items set forth on Exhibit B-3 attached hereto and
                                                 -----------
incorporated herein by this reference, subject to the receipt by Lewis, Rice & Fingersh, L.C. of a representation letter from the Company in the form set forth in Exhibit B-3 completed in a manner reasonably satisfactory to Lewis, Rice &
   -----------
Fingersh, L.C. (collectively, the "Offerors' Counsel Opinions"). In rendering the Offerors' Counsel Opinions, counsel to the Offerors may rely as to factual matters upon certificates or other documents furnished by officers, directors and trustees of the Offerors (copies of which shall be delivered to the Placement Agents and the Purchasers) and by government officials, and upon such other documents as counsel to the Offerors may, in their reasonable opinion, deem appropriate as a basis for the Offerors' Counsel Opinions. Counsel to the Offerors may specify the jurisdictions in which they are admitted to practice and that they are not admitted to practice in any other jurisdiction and are not experts in the law of any other jurisdiction. If the Offerors' counsel is not admitted to practice in the State of New York, the opinion of Offerors' counsel may assume, for purposes of the opinion, that the laws of the State of New York are substantively identical, in all respects material to the opinion, to the internal laws of the state in which such counsel is admitted to practice. Such Offerors' Counsel Opinions shall not state that they are to be governed or qualified by, or that they are otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

        3.2.    Officer's Certificate.  At  the Closing Date, the Purchasers and
                ---------------------
the Placement Agents shall have received certificates from an authorized officer of the Company, dated as of the Closing Date, stating that (i) the representations and warranties of the Offerors set forth in Section 5 hereof are true and correct as of the Closing Date and that the Offerors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date, (ii) since the date of this Agreement the Offerors have not incurred any liability or obligation, direct or contingent, or entered into any material transactions, other than in the ordinary course of business, which is material to the Offerors, and (iii) covering such other matters as the Placement Agents may reasonably request.

        3.3.    Administrator's Certificate. At the Closing Date, the Purchasers
                ---------------------------
and the Placement Agents shall have received a certificate of one or more Administrators of the Trust, dated as of the Closing Date, stating that the representations and warranties of the Trust set forth in Section 5 are true and correct as of the Closing Date and that the Trust has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date.

        3.4.    Purchase  Permitted  by  Applicable Laws; Legal Investment.  The
                ----------------------------------------------------------
purchase of and payment for the Capital Securities as described in this Agreement and pursuant to the Subscription Agreements shall (a) not be prohibited by any applicable law or governmental regulation, (b) not subject the Purchasers or the Placement Agents to any penalty or, in the reasonable judgment of the Purchasers and the Placement Agents, other onerous conditions under or pursuant to any applicable law or governmental regulation, and (c) be permitted by the laws and regulations of the jurisdictions to which the Purchasers and the Placement Agents are subject.

        3.5.    Consents and Permits. The  Company  and  the  Trust  shall  have
                --------------------
received all consents, permits and other authorizations, and made all such filings and declarations, as may be required from any person or entity pursuant to any law, statute, regulation or rule (federal, state, local and foreign), or pursuant to any agreement, order or decree to which the Company or the Trust is a party or to which either is subject, in connection with the transactions contemplated by this Agreement.

        3.6.    Sale  of Purchaser Securities.  Preferred Term Securities XXVII,
                -----------------------------
Ltd. shall have sold securities issued by it in an amount such that the net proceeds of such sale shall be (i) available on the Closing Date and (ii) in an amount sufficient to purchase that portion of the Capital Securities Preferred Term Securities XXVII, Ltd. agrees to purchase pursuant to the Subscription Agreement to be entered into by it and all other capital or similar securities contemplated to be purchased by Preferred Term Securities XXVII, Ltd. in agreements similar to this Agreement and the Subscription Agreement to be entered into by it.

        3.7.    Information.  Prior  to  or  on  the  Closing Date, the Offerors
                -----------
shall have furnished to the Placement Agents such further information, certificates, opinions and documents addressed to the Purchasers and the Placement Agents, which the Placement Agents may reasonably request, including, without limitation, a complete set of the Operative Documents or any other documents or certificates required by this Section 3; and all proceedings taken by the Offerors in connection with the issuance, offer and sale of the Capital Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Placement Agents.

         If any condition specified in this Section 3 shall not have been fulfilled when and as required in this Agreement, or if any of the opinions or certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Placement Agents, this Agreement may be terminated by the Placement Agents by notice to the Offerors at any time at or prior to the Closing Date. Notice of such termination shall be given to the Offerors in writing or by telephone or facsimile confirmed in writing.

Section 4.      Conditions to the Offerors' Obligations.  The obligations of the
                ---------------------------------------

Offerors to sell the Capital Securities to the Purchasers and consummate the transactions contemplated by this Agreement shall be subject to the accuracy, at and as of the Closing Date, of the representations and warranties of the Placement Agents contained in this Agreement and to the following further conditions:

        4.1.    Executed Agreement.  The Offerors  shall  have received from the
                ------------------
Placement Agents an executed copy of this Agreement.

        4.2.    Fulfillment of Other Obligations.  The  Placement  Agents  shall
                --------------------------------
have fulfilled all of their other obligations and duties required to be fulfilled under this Agreement prior to or at the Closing.

Section 5.      Representations and Warranties of the Offerors.  Except  as  set
                ----------------------------------------------
forth on the Disclosure Schedule (as defined in Section 11.1) attached hereto, if any, the Offerors jointly and severally represent and warrant to the Placement Agents and the Purchasers as of the date hereof and as of the Closing Date as follows:

        5.1.    Securities Law Matters.
                ----------------------

                (a) Neither the Company nor the Trust, nor any of their "Affiliates" (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")), nor any person acting on any of their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration under the Securities Act of any of the Capital Securities, the Guarantee or the Debentures (collectively, the "Securities") or any other securities to be issued, or which may be issued, by Preferred Term Securities XXVII, Ltd.

                (b) Neither the Company nor the Trust, nor any of their Affiliates, nor any person acting on its or their behalf has (i) other than the Placement Agents, offered for sale or solicited offers to purchase the Securities, (ii) engaged in any form of offering, general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of any of the Securities, or (iii) engaged or will engage in any "directed selling efforts" within the meaning of Regulation S of the Securities Act ("Regulation S") with respect to the Securities.

                (c) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

                (d) Neither the Company nor the Trust is or, after giving effect to the offering and sale of the Capital Securities and the consummation of the transactions described in this Agreement, will be an "investment company" or an entity "controlled" by an "investment company," in each case within the meaning of Section 3(a) of the Investment Company Act of 1940, as amended (the
"Investment Company Act"), without regard to Section 3(c) of the Investment Company Act.

                (e) Neither the Company nor the Trust has paid or agreed to pay to any person or entity (other than the Placement Agents) any compensation for soliciting another to purchase any of the Securities.

        5.2.    Organization, Standing and Qualification of the Trust. The Trust
                -----------------------------------------------------
has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (the "Statutory Trust Act") with the power and authority to own property and to conduct the business it transacts and proposes to transact and to enter into and perform its obligations under the Operative Documents. The Trust is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Trust. The Trust is not a party to or otherwise bound by any agreement other than the Operative Documents. The Trust is and will, under current law, be classified for federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

        5.3.    Trust Agreement. The Trust Agreement has been duly authorized by
                ---------------
the Company and, on the Closing Date, will have been duly executed and delivered by the Company and the Administrators of the Trust, and, assuming due authorization, execution and delivery by the Delaware Trustee and the Institutional Trustee, will be a valid and binding obligation of the Company and such Administrators, enforceable against them in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other laws relating to or affecting creditors' rights generally, and (b) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law) ("Bankruptcy and Equity"). Each of the Administrators of the Trust is an employee or a director of the Company or of a financial institution subsidiary of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement.

        5.4.    Guarantee Agreement and the Indenture. Each of the Guarantee and
                -------------------------------------
the Indenture has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Guarantee Trustee, in the case of the Guarantee, and by the Indenture Trustee, in the case of the Indenture, will be a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to Bankruptcy and Equity.

        5.5.    Capital Securities and Common Securities. The Capital Securities
                ----------------------------------------
and the Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered against payment therefor on the Closing Date to the Purchasers, in the case of the Capital Securities, and to the Company, in the case of the Common Securities, will be validly issued and represent undivided beneficial interests in the assets of the Trust. None of the Capital Securities or the Common Securities is subject to preemptive or other similar rights. On the Closing Date, all of the issued and outstanding Common Securities will be directly owned by the Company free and clear of any pledge, security interest, claim, lien or other encumbrance.

        5.6.    Debentures. The  Debentures  have  been  duly  authorized by the
                ----------
Company and, at the Closing Date, will have been duly executed and delivered to the Indenture Trustee for authentication in accordance with the Indenture, and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor by the Trust, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture enforceable against the Company in accordance with their terms, subject to Bankruptcy and Equity.

        5.7.    Power and Authority. This Agreement has  been  duly  authorized,
                -------------------
executed and delivered by the Company and the Trust and constitutes the valid and binding obligation of the Company and the Trust, enforceable against the Company and the Trust in accordance with its terms, subject to Bankruptcy and Equity.

        5.8.    No Defaults. The Trustis not in violation of the Trust Agreement
                -----------
or, to the knowledge of the Administrators, any provision of the Statutory Trust Act. The execution, delivery and performance by the Company or the Trust of this Agreement or the Operative Documents to which it is a party, and the consummation of the transactions contemplated herein or therein and the use of the proceeds therefrom, will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or assets of the Trust, the Company or any of the Company's Subsidiaries (as defined in Section 5.11 hereof) pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust, the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of any of them is subject, except for a conflict, breach, default, lien, charge or encumbrance which could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect nor will such action result in any violation of the Trust Agreement or the Statutory Trust Act or require the consent, approval, authorization or order of any court or governmental agency or body. As used herein, the term "Material Adverse Effect" means any one or more effects that individually or in the aggregate are material and adverse to the Offerors' ability to consummate the transactions contemplated herein or in the Operative Documents or any one or more effects that individually or in the aggregate are material and adverse to the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and its Subsidiaries taken as whole, whether or not occurring in the ordinary course of business.

        5.9.    Organization,  Standing  and  Qualification of the Company.  The
                ----------------------------------------------------------
Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Missouri, with all requisite corporate power and authority to own its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification, except where the failure of the Company to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect.

        5.10.   Subsidiaries of the Company.  Each  of the Company's significant
                ---------------------------
subsidiaries (as defined in Section 1-02(w) of Regulation S-X to the Securities Act (the "Significant Subsidiaries")) is listed in Exhibit C attached hereto and
                                                   ---------
incorporated herein by this reference. Each Significant Subsidiary has been duly organized and is validly existing and in good standing under the laws of the jurisdiction in which it is chartered or organized, with all requisite power and authority to own its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign entity in each jurisdiction where the nature of its activities requires such qualification, except where the failure of any such Significant Subsidiary to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect. All of the issued and outstanding shares of capital stock of the Significant Subsidiaries (a) have been duly authorized and are validly issued, (b) are fully paid and nonassessable, and (c) are wholly owned, directly or indirectly, by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect.

        5.11.   Permits. The Company and each of its subsidiaries (as defined in
                -------
Section 1-02(x) of Regulation S-X to the Securities Act) (the "Subsidiaries") have all requisite power and authority, and all necessary authorizations, approvals, orders, licenses, certificates and permits of and from regulatory or governmental officials, bodies and tribunals, to own or lease their respective properties and to conduct their respective businesses as now being conducted, except such authorizations, approvals, orders, licenses, certificates and permits which, if not obtained and maintained, would not, singly or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such authorizations, approvals, orders, licenses, certificates or permits which, singly or in the aggregate, if the failure to be so licensed or approved is the subject of an unfavorable decision, ruling or finding, would, singly or in the aggregate, have a Material Adverse Effect; and the Company and its Subsidiaries are in compliance with all applicable laws, rules, regulations and orders and consents, the violation of which would, singly or in the aggregate, have a Material Adverse Effect.

        5.12.   Conflicts, Authorizations and Approvals. Neither the Company nor
                ---------------------------------------
any of its Subsidiaries is in violation of its respective articles or certificate of incorporation, charter or by-laws or similar organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which either the Company or any of its Subsidiaries is a party, or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, the effect of which violation or default in performance or observance would have, singly or in the aggregate, a Material Adverse Effect.

        5.13.   Holding Company Registration and Deposit Insurance.  The Company
                --------------------------------------------------
is duly registered (i) as a bank holding company or financial holding company under the Bank Holding Company Act of 1956, as amended, and the regulations of the Board of Governors of the Federal Reserve System (the "Federal Reserve") or
(ii) as a savings and loan holding company under the Home Owners' Loan Act of 1933, as amended, and the regulations of the Office of Thrift Supervision (the "OTS"), and the deposit accounts of the Company's Subsidiary depository institutions are insured by the Federal Deposit Insurance Corporation ("FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending or threatened.

        5.14.   Financial Statements.
                --------------------

                (a) The consolidated balance sheets of the Company  and  all  of its Subsidiaries as of December 31, 2006 and December 31, 2005 and related consolidated income statements and statements of changes in shareholders' equity for the three years ended December 31, 2006 together with the notes thereto, and the consolidated balance sheets of the Company and all of its Subsidiaries as of June 30, 2007 and the related consolidated income statements and statements of changes in shareholders' equity for the six months then ended, copies of each of which have been provided to the Placement Agents (together, the "Financial Statements"), have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be disclosed therein) and fairly present in all material respects the financial position and the results of operations and changes in shareholders' equity of the Company and all of its Subsidiaries as of the dates and for the periods indicated (subject, in the case of interim financial statements, to normal recurring year-end adjustments, none of which shall be material). The books and records of the Company and all of its Subsidiaries have been, and are being, maintained in all material respects in accordance with generally accepted accounting principles and any other applicable legal and accounting requirements and reflect only actual transactions.

                (b) The information in the Company's most recently filed (i) FR Y-9C filed with the Federal Reserve if the Company is a bank holding company,
(ii) FR Y-9SP filed with the Federal Reserve if the Company is a small bank holding company or (iii) H-(b)11 filed with the OTS if the Company is a savings and loan holding company (the "Regulatory Report"), previously provided to the Placement Agents fairly presents in all material respects the financial position of the Company and, where applicable, all of its Subsidiaries as of the end of the period represented by such Regulatory Report.

                (c) Since the respective dates of the Financial Statements and the Regulatory Report, there has been no material adverse change or development with respect to the financial condition or earnings of the Company and all of its Subsidiaries, taken as a whole.

                (d) The accountants of the Company who certified the year-end Financial Statements are independent public accountants of the Company and its Subsidiaries within the meaning of the Securities Act and the rules and regulations thereunder.

        5.15.   Exchange Act Reporting. The reports filed  with  the  Securities
                ----------------------
and Exchange Commission (the "Commission") by the Company under the Securities Exchange Act of 1934, as amended (the "1934 Act") and the regulations thereunder at the time they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and such reports did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (except to the extent superseded by a subsequent report filed by the Company with the Commission).

        5.16.   Regulatory  Enforcement Matters.  Neither the Company nor any of
                -------------------------------
its Subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to, any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been since January 1, 2004, a recipient of any supervisory letter from, or since January 1, 2004, has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their credit policies, their ability or authority to pay dividends or make distributions to their shareholders or make payments of principal or interest on their debt obligations, their management or their business (each, a "Regulatory Agreement"), nor has the Company or any of its Subsidiaries been advised since January 1, 2004, by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement. There is no material unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company or any of its Subsidiaries. As used herein, the term "Regulatory Agency" means any federal or state agency charged with the supervision or regulation of depository institutions, bank, financial or savings and loan holding companies, or engaged in the insurance of depository institution deposits, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Company or any of its Subsidiaries. Neither the Company nor any of the Subsidiaries is currently unable to pay dividends or make distributions to its shareholders with respect to any class of its equity securities, or prohibited from paying principal or interest on its debt obligations, due to a restriction or limitation, whether by statute, contract or otherwise, and, in the reasonable judgment of the Company's management, neither the Company nor any of the Subsidiaries will be unable in the foreseeable future to pay dividends or make distributions with respect to any class of equity securities, or be prohibited from paying principal or interest on its debt obligations, due to a restriction or limitation, whether by statute, contract or otherwise.

        5.17.   No Material  Change.  Since December 31, 2006, there has been no
                -------------------
material adverse change or development with respect to the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company or its Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business.

        5.18.   No Undisclosed  Liabilities.  Neither the Company nor any of its
                ---------------------------
Subsidiaries has any material liability, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for taxes (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit, proceeding, hearing, charge, complaint, claim or demand against the Company or its Subsidiaries giving rise to any such liability), except (i) for liabilities set forth in the Financial Statements and (ii) normal fluctuation in the amount of the liabilities referred to in clause (i) above occurring in the ordinary course of business of the Company and all of its Subsidiaries since the date of the most recent balance sheet included in the Financial Statements.

        5.19.   Litigation. No charge, investigation, action, suit or proceeding
                ----------
is pending or, to the knowledge of the Offerors, threatened, against or affecting the Company or its Subsidiaries or any of their respective properties before or by any courts or any regulatory, administrative or governmental official, commission, board, agency or other authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could have, singly or in the aggregate, a Material Adverse Effect.

        5.20.   Deferral of Interest Payments on Debentures.  The Company has no
                -------------------------------------------
present intention to exercise its option to defer payments of interest on the Debentures as provided in the Indenture. The Company believes that the likelihood that it would exercise its right to defer payments of interest on the Debentures as provided in the Indenture at any time during which the Debentures are outstanding is remote because of the restrictions that would be imposed on the Company's ability to declare or pay dividends or distributions on, or to redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock and on the Company's ability to make any payments of principal, interest or premium on, or repay, repurchase or redeem, any of its debt securities that rank pari passu in all respects with, or junior in interest to, the Debentures.

Section 6.      Representations  and  Warranties  of  the Placement Agents. Each
                ----------------------------------------------------------
Placement Agent represents and warrants to the Offerors as to itself (but not as to the other Placement Agent) as follows:

        6.1.    Organization, Standing and Qualification.
                ----------------------------------------

                (a) FTN Financial Capital Markets is a division of First Tennessee Bank National Association, a national banking association duly organized, validly existing and in good standing under the laws of the United States, with full power and authority to own, lease and operate its properties and conduct its business as currently being conducted. FTN Financial Capital Markets is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects or results of operations of FTN Financial Capital Markets.

                (b) Keefe, Bruyette & Woods, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, with full power and authority to own, lease and operate its properties and conduct its business as currently being conducted. Keefe, Bruyette & Woods, Inc. is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects or results of operations of Keefe, Bruyette & Woods, Inc.

        6.2.    Power and Authority. The Placement Agent has all requisite power
                -------------------
and authority to enter into this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Placement Agent and constitutes the legal, valid and binding agreement of the Placement Agent, enforceable against the Placement Agent in accordance with its terms, subject to Bankruptcy and Equity and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws.

        6.3.    General Solicitation.  In  the case of the offer and sale of the
                --------------------
Capital Securities, no form of general solicitation or general advertising was used by the Placement Agent or its representatives including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Neither the Placement Agent nor its representatives have engaged or will engage in any "directed selling efforts" within the meaning of Regulation S with respect to the Capital Securities.

        6.4.    Purchaser. The Placement Agent has made such  reasonable inquiry
                ---------
as is necessary to determine that the Purchaser is acquiring the Capital Securities for its own account, that the Purchaser does not intend to distribute the Capital Securities in contravention of the Securities Act or any other applicable securities laws, and that the Purchaser is not a "U.S. person" as that term is defined under Rule 902 of the Securities Act.

        6.5.    Qualified Purchasers.  The  Placement  Agent  has not offered or
                --------------------
sold and will not arrange for the offer or sale of the Capital Securities except
(i) in an offshore transaction complying with Rule 903 of Regulation S, or (ii) to those the Placement Agent reasonably believes are "accredited investors" (as defined in Rule 501 of Regulation D), or (iii) in any other manner that does not require registration of the Capital Securities under the Securities Act. In connection with each such sale, the Placement Agent has taken or will take reasonable steps to ensure that the Purchaser is aware that (a) such sale is being made in reliance on an exemption under the Securities Act and (b) future transfers of the Capital Securities will not be made except in compliance with applicable securities laws.

        6.6.    Offering  Circulars.  Neither   the   Placement   Agent  nor its
                -------------------
representatives will include any non-public information about the Company, the Trust or any of their Affiliates in any registration statement, prospectus, offering circular or private placement memorandum used in connection with any purchase of Capital Securities without the prior written consent of the Trust and the Company.

Section 7.      Covenants of the Offerors. The Offerors covenant and agree  with
                -------------------------
the Placement Agents and the Purchasers as follows:

        7.1.    Compliance  with  Representations  and  Warranties.  During  the
                --------------------------------------------------
period from the date of this Agreement to the Closing Date, the Offerors shall use their best efforts and take all action necessary or appropriate to cause their representations and warranties contained in Section 5 hereof to be true as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of the Closing Date.

        7.2.    Sale and Registration  of  Securities.  The  Offerors  and their
                -------------------------------------
Affiliates shall not nor shall any of them permit any person acting on their behalf (other than the Placement Agents), to directly or indirectly (i) sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would or could be integrated with the sale of the Capital Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) make offers or sales of any such Security, or solicit offers to buy any such Security, under circumstances that would require the registration of any of such Securities under the Securities Act.

        7.3.    Use of Proceeds.  The Trust shall use the proceeds from the sale
                ---------------
of the Capital Securities and the Common Securities to purchase the Debentures from the Company.

        7.4.    Investment Company. The Offerors shall not engage, or permit any
                ------------------
Subsidiary to engage, in any activity which would cause it or any Subsidiary to be an "investment company" under the provisions of the Investment Company Act.

        7.5.    Reimbursement of Expenses.  If   the   sale  of    the   Capital
                -------------------------
Securities provided for herein is not consummated (i) because any condition set forth in Section 3 hereof is not satisfied, or (ii) because of any refusal, inability or failure on the part of the Company or the Trust to perform any agreement herein or comply with any provision hereof other than by reason of a breach by the Placement Agents, the Company shall reimburse the Placement Agents upon demand for all of their pro rata share of out-of-pocket expenses (including reasonable fees and disbursements of counsel) in an amount not to exceed $50,000.00 that shall have been incurred by them in connection with the proposed purchase and sale of the Capital Securities. Notwithstanding the foregoing, the Company shall have no obligation to reimburse the Placement Agents for their out-of-pocket expenses if the sale of the Capital Securities fails to occur because the Placement Agents fail to fulfill a condition set forth in Section 4 or the Purchaser fails to purchase the Capital Securities.

        7.6.    Directed Selling Efforts,   Solicitation  and  Advertising.   In
                ----------------------------------------------------------
connection with any offer or sale of any of the Securities, the Offerors shall not, nor shall either of them permit any of their Affiliates or any person acting on their behalf, other than the Placement Agents, to (i) engage in any "directed selling efforts" within the meaning of Regulation S, or (ii) engage in any form of general solicitation or general advertising (as defined in Regulation D).

        7.7.    Compliance with Rule 144A(d)(4)  under the Securities Act.    So
                ---------------------------------------------------------
long as any of the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Offerors will, during any period in which they are not subject to and in compliance with
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Offerors are not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser in connection with any proposed transfer, any information required to be provided by Rule 144A(d)(4) under the Securities Act, if applicable. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities. The information provided by the Offerors pursuant to this Section 7.7 will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        7.8.    Transfer Notice.  The  Offerors acknowledge that First Tennessee
                ---------------
Bank National Association ("First Tennessee") may transfer the Capital Securities that it is purchasing, in whole or in part, at any time and from time to time following the Closing Date by delivering the notice (the "Transfer Notice") attached as Exhibit B to the Master Custodian Agreement, dated May 27,
                     ---------
2004,  as amended,  and attached as Exhibit A to the  Subscription  Agreement to
                                    ---------
which First Tennessee is a party. In order to facilitate such transfer, the Company shall execute in blank five additional Capital Securities certificates, to be delivered at Closing, such certificates to be completed with the name of the transferee(s) to which the Capital Securities, in whole or in part, will be transferred upon the receipt of a Transfer Notice and authenticated by the Institutional Trustee at the time of each such transfer.

Section 8.      Covenants of the Placement Agents. The Placement Agents covenant
                ---------------------------------
and agree with the Offerors that, during the period from the date of this Agreement to the Closing Date, the Placement Agents shall use their best efforts and take all action necessary or appropriate to cause their representations and warranties contained in Section 6 to be true as of Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of the Closing Date. The Placement Agents further covenant and agree not to engage in hedging transactions with respect to the Capital Securities unless such transactions are conducted in compliance with the Securities Act.

Section 9.      Indemnification.
                ---------------

        9.1.    Indemnification Obligation.   The  Offerors  shall  jointly  and
                --------------------------
severally indemnify and hold harmless the Placement Agents and the Purchasers and each of their respective agents, employees, officers and directors and each person that controls either of the Placement Agents or the Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and agents, employees, officers and directors or any such controlling person of either of the Placement Agents or the Purchasers (each such person or entity, an "Indemnified Party") from and against any and all losses, claims, damages, judgments, liabilities or expenses, joint or several, to which such Indemnified Party may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Offerors), insofar as such losses, claims, damages, judgments, liabilities or expenses (or actions in respect thereof) arise out of, or are based upon, or relate to, in whole or in part, (a) any untrue statement or alleged untrue statement of a material fact contained in any information (whether written or oral) or documents executed in favor of, furnished or made available to the Placement Agents or the Purchasers by the Offerors, or (b) any omission or alleged omission to state in any information (whether written or oral) or documents executed in favor of, furnished or made available to the Placement Agents or the Purchasers by the Offerors a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Indemnified Party for any legal and other expenses as such expenses are reasonably incurred by such Indemnified Party in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, judgments, liability, expense or action described in this Section
9.1. In addition to their other obligations under this Section 9, the Offerors hereby agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of, or based upon, or related to the matters described above in this Section 9.1, they shall reimburse each Indemnified Party on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Indemnified Party shall promptly return such amounts to the Offerors together with interest, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by First Tennessee Bank National Association (the "Prime Rate"). Any such interim reimbursement payments which are not made to an Indemnified Party within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

        9.2.    Conduct of Indemnification  Proceedings.  Promptly after receipt
                ---------------------------------------
by an Indemnified Party under this Section 9 of notice of the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against the Offerors under this Section 9, notify the Offerors in writing of the commencement thereof; but, subject to Section 9.4, the omission to so notify the Offerors shall not relieve them from any liability pursuant to
Section 9.1 which the Offerors may have to any Indemnified Party unless and to the extent that the Offerors did not otherwise learn of such action and such failure by the Indemnified Party results in the forfeiture by the Offerors of substantial rights and defenses. In case any such action is brought against any Indemnified Party and such Indemnified Party seeks or intends to seek indemnity from the Offerors, the Offerors shall be entitled to participate in, and, to the extent that they may wish, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Party; provided, however, if the defendants in
                                        --------   -------
any such action include both the Indemnified Party and the Offerors and the Indemnified Party shall have reasonably concluded that there may be a conflict between the positions of the Offerors and the Indemnified Party in conducting the defense of any such action or that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Offerors, the Indemnified Party shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party. Upon receipt of notice from the Offerors to such Indemnified Party of their election to so assume the defense of such action and approval by the Indemnified Party of counsel, the Offerors shall not be liable to such Indemnified Party under this Section 9 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof unless (i) the Indemnified Party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso in the preceding sentence (it being understood, however, that the Offerors shall not be liable for the expenses of more than one separate counsel representing the Indemnified Parties who are parties to such action), or (ii) the Offerors shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel of such Indemnified Party shall be at the expense of the Offerors.

        9.3.    Contribution.  If  the  indemnification  provided  for  in  this
                ------------
Section 9 is required by its terms, but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an Indemnified Party under Section
9.1 in respect of any losses, claims, damages, liabilities or expenses referred to herein or therein, then the Offerors shall contribute to the amount paid or payable by such Indemnified Party as a result of any losses, claims, damages, judgments, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors, on the one hand, and the Indemnified Party, on the other hand, from the offering of such Capital Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors, on the one hand, and the Placement Agents, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein or other breaches which resulted in such losses, claims, damages, judgments, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Offerors, on the one hand, and the Placement Agents, on the other hand, shall be deemed to be in the same proportion, in the case of the Offerors, as the total price paid to the Offerors for the Capital Securities sold by the Offerors to the Purchasers (net of the compensation paid to the Placement Agents hereunder, but before deducting expenses), and in the case of the Placement Agents, as the compensation received by them, bears to the total of such amounts paid to the Offerors and received by the Placement Agents as compensation. The relative fault of the Offerors and the Placement Agents shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission of a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Offerors or the Placement Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The provisions set forth in Section 9.2 with respect to notice of commencement of any action shall apply if a claim for contribution is made under this Section 9.3; provided, however, that no additional notice shall be required with respect
     --------  -------
to any action for which notice has been given under Section 9.2 for purposes of indemnification. The Offerors and the Placement Agents agree that it would not be just and equitable if contribution pursuant to this Section 9.3 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section

9.3. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, judgments, liabilities or expenses referred to in this
Section 9.3 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. In no event shall the liability of the Placement Agents hereunder be greater in amount than the dollar amount of the compensation (net of payment of all expenses) received by the Placement Agents upon the sale of the Capital Securities giving rise to such obligation. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

        9.4.    Additional Remedies.  The indemnity and contribution  agreements
                -------------------
contained in this Section 9 are in addition to any liability that the Offerors may otherwise have to any Indemnified Party.

        9.5.    Additional Indemnification. The Company shall indemnify and hold
                --------------------------
harmless the Trust against all loss, liability, claim, damage and expense whatsoever, as due from the Trust under Sections 9.1 through 9.4 hereof.

Section 10.     Rights and Responsibilities of Placement Agents.
                -----------------------------------------------

        10.1.   Reliance. In performing  their duties under this Agreement,  the
                --------
Placement Agents shall be entitled to rely upon any notice, signature or writing which they shall in good faith believe to be genuine and to be signed or presented by a proper party or parties. The Placement Agents may rely upon any opinions or certificates or other documents delivered by the Offerors or their counsel or designees to either the Placement Agents or the Purchasers.

        10.2.   Rights of Placement Agents.  In  connection with the performance
                --------------------------
of their duties under this Agreement, the Placement Agents shall not be liable for any error of judgment or any action taken or omitted to be taken unless the Placement Agents were grossly negligent or engaged in willful misconduct in connection with such performance or non-performance. No provision of this Agreement shall require the Placement Agents to expend or risk their own funds or otherwise incur any financial liability on behalf of the Purchasers in connection with the performance of any of their duties hereunder. The Placement Agents shall be under no obligation to exercise any of the rights or powers vested in them by this Agreement.

Section 11.     Miscellaneous.
                -------------

        11.1.   Disclosure Schedule.  The term  "Disclosure  Schedule,"  as used
                -------------------
herein, means the schedule, if any, attached to this Agreement that sets forth items the disclosure of which is necessary or appropriate as an exception to one or more representations or warranties contained in Section 5 hereof; provided,
                                                                       --------
that  any item  set  forth  in the  Disclosure  Schedule  as an  exception  to a representation or warranty shall be deemed an admission by the Offerors that such item represents an exception, fact, event or circumstance that is reasonably likely to result in a Material Adverse Effect. The Disclosure Schedule shall be arranged in paragraphs corresponding to the section numbers contained in Section 5. Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Disclosure Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the immediately preceding sentence, the mere listing (or inclusion of a copy) of a document or other item in the Disclosure Schedule shall not be deemed adequate to disclose an exception to a representation or warranty made herein unless the representation or warranty has to do with the existence of the document or other item itself. Information provided by the Company in response to any due diligence questionnaire shall not be deemed part of the Disclosure Schedule and shall not be deemed to be an exception to one or more representations or warranties contained in Section 5 hereof unless such information is specifically included on the Disclosure Schedule in accordance with the provisions of this Section 11.1.

        11.2.   Legal Expenses. At Closing, the Placement Agents shall provide a
                --------------
credit for the Offerors' transaction-related legal expenses in the amount of $10,000.00.

        11.3.   Non-Disclosure.  Except as required by applicable law, including
                --------------
without limitation securities laws and regulations promulgated thereunder, (i) the Offerors shall not, and will cause their advisors and representatives not to, issue any press release or other public statement regarding the transactions contemplated by this Agreement or the Operative Documents prior to or on the Closing Date and (ii) following the Closing Date, the Offerors shall not include in any press release, other public statement or other communication regarding the transactions contemplated by this Agreement or the Operative Documents, any reference to the Placement Agents, WTC, the Purchasers, the term "PreTS" or any derivations thereof. Notwithstanding anything to the contrary, the Offerors may
(1) consult any tax advisor regarding U.S. federal income tax treatment or tax structure of the transaction contemplated under this Agreement and the Operative Documents and (2) disclose to any and all persons, without limitation of any kind, the U.S. Federal income tax structure (in each case, within the meaning of Treasury Regulation ss. 1.6011-4) of the transaction contemplated under this Agreement and the Operative Documents and all materials of any kind (including opinions or other tax analyses) that are provided to you relating to such tax treatment and tax structure. For this purpose, "tax structure" is limited to any facts relevant to the U.S. federal income tax treatment of the transaction and does not include information relating to identity of the parties.

        11.4.   Notices.  Prior to the Closing,  and  thereafter with respect to
                -------
matters pertaining to this Agreement only, all notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or overnight air courier guaranteeing next day delivery:

         if to the Placement Agents, to:

                                FTN Financial Capital Markets
                                845 Crossover Lane, Suite 150
                                Memphis, Tennessee  38117
                                Telecopier:  901-435-4706
                                Telephone:  800-456-5460
                                Attention:  James D. Wingett

                                        and

                                Keefe, Bruyette & Woods, Inc.
                                787 7th Avenue
                                4th Floor
                                New York, New York  10019
                                Telecopier:  212-403-2000
                                Telephone:  212-403-1004
                                Attention:  Mitchell Kleinman, General Counsel

         with a copy to:

                                Lewis, Rice & Fingersh, L.C.
                                500 North Broadway, Suite 2000
                                St. Louis, Missouri  63102
                                Telecopier:  314-241-6056
                                Telephone:  314-444-7600
                                Attention:  Thomas C. Erb, Esq.

                                        and

                                Sidley Austin LLP
                                787 7th Avenue
                                New York, New York  10019
                                Telecopier:  212-839-5599
                                Telephone:  212-839-5300
                                Attention:  Renwick Martin, Esq.

         if to the Offerors, to:

                                First Banks, Inc.
                                600 James S. McDonnell Boulevard
                                Mail Stop - M1-199-014
                                Hazelwood, Missouri  63042
                                Telecopier:  314-592-6603
                                Telephone:  314-592-6621
                                Attention:  Lisa K. Vansickle
         with a copy to:

                                Stinson Morrison Hecker LLP
                                1201 Walnut Street, Suite 2900
                                Kansas City, Missouri  64106
                                Telecopier:  816-412-8117
                                Telephone:  816-691-3351
                                Attention:  C. Robert Monroe, Esq.

         All such notices and communications shall be deemed to have been duly given (i) at the time delivered by hand, if personally delivered, (ii) five business days after being deposited in the mail, postage prepaid, if mailed,
(iii) when answered back, if telexed, (iv) the next business day after being telecopied, or (v) the next business day after timely delivery to a courier, if sent by overnight air courier guaranteeing next day delivery. From and after the Closing, the foregoing notice provisions shall be superseded by any notice provisions of the Operative Documents under which notice is given. The Placement Agents, the Offerors, and their respective counsel, may change their respective notice addresses from time to time by written notice to all of the foregoing persons.

        11.5.   Parties in Interest, Successors and Assigns. Except as expressly
                -------------------------------------------
set forth herein, this Agreement is made solely for the benefit of the Placement Agents, the Purchasers and the Offerors and any person controlling the Placement Agents, the Purchasers or the Offerors and their respective successors and assigns; and no other person shall acquire or have any right under or by virtue of this Agreement. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

        11.6.   Counterparts.  This  Agreement  may  be  executed by the parties
                ------------
hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        11.7.   Headings.  The headings in this Agreement are for convenience of
                --------
reference only and shall not limit or otherwise affect the meaning hereof.

        11.8.   Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
                -------------
IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAWS PERTAINING TO CONFLICTS OF LAWS) OF THE STATE OF NEW YORK.

        11.9.   Entire Agreement.  This  Agreement,  together with the Operative
                ----------------
Documents and the other documents delivered in connection with the transactions contemplated by this Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the Operative Documents and the other documents delivered in connection with the transaction contemplated by this Agreement, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

        11.10.  Severability.  In  the  event  that  any  one  or  more  of  the
                ------------
provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the Placement Agents' and the Purchasers' rights and privileges shall be enforceable to the fullest extent permitted by law.

        11.11.  Survival.  The Placement Agents and the Offerors,  respectively,
                --------
agree that the representations, warranties and agreements made by each of them in this Agreement and in any certificate or other instrument delivered pursuant hereto shall remain in full force and effect and shall survive the delivery of, and payment for, the Capital Securities.

                     Signatures appear on the following page

        If this Agreement is satisfactory to you, please so indicate by signing the acceptance of this Agreement and deliver such counterpart to the Offerors whereupon this Agreement will become binding between us in accordance with its terms.

                                     Very truly yours,

                                     FIRST BANKS, INC.


                                     By:  /s/ Lisa K. Vansickle
                                        ----------------------------------------
                                     Name:    Lisa K. Vansickle
                                          --------------------------------------
                                     Title:   SVP - Chief Financial Officer
                                           -------------------------------------


                                     FIRST BANK STATUTORY TRUST IX


                                     By:  /s/ Lisa K. Vansickle
                                        ----------------------------------------
                                     Name:    Lisa K. Vansickle
                                          --------------------------------------
                                     Title: Administrator



CONFIRMED AND ACCEPTED,
as of the date first set forth above

FTN FINANCIAL CAPITAL MARKETS,
a division of First Tennessee Bank National Association, as a Placement Agent


By:  /s/ James D. Wingett
   --------------------------------------------------------
Name:    James D. Wingett
     ------------------------------------------------------
Title:   Senior Vice President
      -----------------------------------------------------


KEEFE, BRUYETTE & WOODS, INC.,
a New York corporation, as a Placement Agent


By:  /s/ Peter J. Wirth
   --------------------------------------------------------
Name:    Peter J. Wirth
     ------------------------------------------------------
Title:   Managing Director
      -----------------------------------------------------

                                   EXHIBIT A-1
                                   -----------

                         FORM OF SUBSCRIPTION AGREEMENT
                         ------------------------------

                          FIRST BANK STATUTORY TRUST IX
                                FIRST BANKS, INC.

                             SUBSCRIPTION AGREEMENT

                               September 20, 2007

       THIS SUBSCRIPTION AGREEMENT (this "Agreement") made among First Bank Statutory Trust IX (the "Trust"), a statutory trust created under the Delaware Statutory Trust Act (Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss.ss. 3801, et seq.), First Banks, Inc., a Missouri corporation, with its principal offices located at 600 James S. McDonnell Boulevard, Mail Stop - M1-199-014, Hazelwood, Missouri 63042 (the "Company" and, collectively with the Trust, the "Offerors"), and First Tennessee Bank National Association (the "Purchaser").

                                    RECITALS:

       A. The Trust desires to issue 25,000 of its Floating Rate Capital Securities (the "Capital Securities"), liquidation amount $1,000.00 per Capital Security, representing an undivided beneficial interest in the assets of the Trust (the "Offering"), to be issued pursuant to an Amended and Restated Declaration of Trust (the "Declaration") by and among the Company, Wilmington Trust Company ("WTC"), the administrators named therein, and the holders (as defined therein), which Capital Securities are to be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise pursuant to the terms of a Guarantee Agreement between the Company and WTC, as trustee (the "Guarantee"); and

       B. The proceeds from the sale of the Capital Securities will be combined with the proceeds from the sale by the Trust to the Company of its common securities, and will be used by the Trust to purchase an equivalent amount of Floating Rate Junior Subordinated Deferrable Interest Debentures of the Company (the "Debentures") to be issued by the Company pursuant to an indenture to be executed by the Company and WTC, as trustee (the "Indenture"); and

       C. In consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE I

                     PURCHASE AND SALE OF CAPITAL SECURITIES

       1.1. Upon the execution of this Agreement, the Purchaser hereby agrees to purchase from the Trust 17,000 Capital Securities at a price equal to $1,000.00 per Capital Security (the "Purchase Price") and the Trust agrees to sell such Capital Securities to the Purchaser for said Purchase Price. The rights and preferences of the Capital Securities are set forth in the Declaration. The Purchase Price is payable in immediately available funds on September 20, 2007, or such other business day as may be designated by the Purchaser, but in no event later than September 28, 2007 (the "Closing Date"). The Offerors shall provide the Purchaser wire transfer instructions no later than 3 days prior to the Closing Date.

       1.2. As a condition to its purchase of the Capital Securities, Purchaser shall enter into the Joinder Agreement to the Master Custodian Agreement, the form of which is attached hereto as Exhibit A (the "Custodian Agreement") and, in accordance therewith, the certificate for the Capital Securities shall be delivered by the Trust on the Closing Date to the custodian in accordance with the Custodian Agreement. Purchaser shall not transfer the Capital Securities to any person or entity except in accordance with the terms of the Custodian Agreement.

       1.3. The Placement Agreement, dated September 13, 2007 (the "Placement Agreement"), among the Offerors and the placement agents identified therein (the "Placement Agents") includes certain representations and warranties, covenants and conditions to closing and certain other matters governing the Offering. The Placement Agreement is hereby incorporated by reference into this Agreement and the Purchaser shall be entitled to each of the benefits of the Placement Agents and the Purchaser under the Placement Agreement and shall be entitled to enforce the obligations of the Offerors under such Placement Agreement as fully as if the Purchaser were a party to such Placement Agreement.

       1.4. Anything herein or in the Placement Agreement notwithstanding, the Offerors acknowledge and agree that, so long as Purchaser holds some or all of the Capital Securities, the Purchaser may in its discretion from time to time transfer or sell, or sell or grant participation interests in, some or all of such Capital Securities to one or more parties, provided that any such transaction complies, as applicable, with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any other applicable securities laws, is pursuant to an exemption therefrom, or is otherwise not subject thereto.

                                   ARTICLE II

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

       2.1. The Purchaser understands and acknowledges that none of the Capital Securities, the Debentures nor the Guarantee have been registered under the Securities Act or any other applicable securities law, are being offered for sale by the Trust in transactions not requiring registration under the Securities Act, and may not be offered, sold, pledged or otherwise transferred by the Purchaser except in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to an exemption therefrom or in a transaction not subject thereto.

       2.2. The Purchaser represents and warrants that, except as contemplated under Section 1.4 hereof, it is purchasing the Capital Securities for its own account, for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws, subject to any requirement of law that the disposition of its property be at all times within its control and subject to its ability to resell such Capital Securities pursuant to an effective registration statement under the Securities Act or under Rule 144A or any other exemption from registration available under the Securities Act or any other applicable securities law.

       2.3. The Purchaser represents and warrants that neither the Offerors nor the Placement Agents are acting as a fiduciary or financial or investment adviser for the Purchaser.

       2.4. The Purchaser represents and warrants that it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Offerors or of the Placement Agents.

       2.5. The Purchaser represents and warrants that (a) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers in connection herewith to the extent it has deemed necessary, (b) it has had a reasonable opportunity to ask questions of and receive answers from officers and representatives of the Offerors concerning their respective financial condition and results of operations and the purchase of the Capital Securities, and any such questions have been answered to its satisfaction, (c) it has had the opportunity to review all publicly available records and filings concerning the Offerors and it has carefully reviewed such records and filings that it considers relevant to making an investment decision, and (d) it has made its own investment decisions based upon its own judgment, due diligence and advice from such advisers as it has deemed necessary and not upon any view expressed by the Offerors or the Placement Agents.

       2.6. The Purchaser represents and warrants that it is a "qualified institutional buyer" as defined under Rule 144A under the Securities Act. If the Purchaser is a dealer of the type described in paragraph (a)(1)(ii) of Rule 144A under the Securities Act, it owns and invests on a discretionary basis not less than U.S. $25,000,000.00 in securities of issuers that are not affiliated with it. The Purchaser is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or
(a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, unless investment decisions with respect to the plan are made solely by the fiduciary, trustee or sponsor of such plan.

       2.7. The Purchaser represents and warrants that on each day from the date on which it acquires the Capital Securities through and including the date on which it disposes of its interests in the Capital Securities, either (i) it is not (a) an "employee benefit plan" (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"))
                                                                        -----
which is subject to the provisions of Part 4 of Subtitle B of Title I of ERISA, or any entity whose underlying assets include the assets of any such plan (an "ERISA Plan"), (b) any other "plan" (as defined in Section 4975(e)(1) of the
------------

United States  Internal  Revenue Code of 1986, as amended (the "Code")) which is
                                                                ----
subject to the provisions of Section 4975 of the Code or any entity whose underlying assets include the assets of any such plan (a "Plan"), (c) an entity
                                                          ----
whose underlying assets include the assets of any such ERISA Plan or other Plan by reason of Department of Labor regulation section 2510.3-101 or otherwise, or
(d) a governmental or church plan that is subject to any federal, state or local law which is substantially similar to the provisions of Section 406 of ERISA or
Section 4975 of the Code (a "Similar  Law");  or (ii) the purchase,  holding and
                             ------------
disposition of the Capital Securities by it will satisfy the requirements for exemptive relief under Prohibited Transaction Class Exemption ("PTCE") 84-14,
                                                                   ----
PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar exemption, or, in the case of a plan subject to a Similar Law, will not result in a non-exempt violation of such Similar Law.

       2.8. The Purchaser represents and warrants that it is acquiring the Capital Securities as principal for its own account for investment and, except as contemplated under Section 1.4 hereof, not for sale in connection with any distribution thereof. It was not formed solely for the purpose of investing in the Capital Securities, and additional capital or similar contributions were not specifically solicited from any person owning a beneficial interest in it for the purpose of enabling it to purchase any Capital Securities. The Purchaser is not a (i) partnership, (ii) common trust fund or (iii) special trust, pension, profit sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants, as applicable, may designate the particular investments to be made or the allocation of any investment among such partners, beneficiaries or participants, and except as contemplated under Section 1.4 hereof, it agrees that it shall not hold the Capital Securities for the benefit of any other person and shall be the sole beneficial owner thereof for all purposes and that it shall not sell participation interests in the Capital Securities or enter into any other arrangement pursuant to which any other person shall be entitled to a beneficial interest in the distribution on the Capital Securities. The Capital Securities purchased directly or indirectly by the Purchaser constitute an investment of no more than 40% of its assets. The Purchaser understands and agrees that any purported transfer of the Capital Securities to a purchaser which would cause the representations and warranties of Section 2.6 and this Section 2.8 to be inaccurate shall be null and void ab initio and the Offerors retain the right to resell any Capital Securities sold to non-permitted transferees.

       2.9. The Purchaser represents and warrants that it has full power and authority to execute and deliver this Agreement, to make the representations and warranties specified herein, and to consummate the transactions contemplated herein and it has full right and power to subscribe for Capital Securities and perform its obligations pursuant to this Agreement.

       2.10. The Purchaser represents and warrants that no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any governmental body, agency or court having jurisdiction over the Purchaser, other than those that have been made or obtained, is necessary or required for the performance by the Purchaser of its obligations under this Agreement or to consummate the transactions contemplated herein.

       2.11. The Purchaser represents and warrants that this Agreement has been duly authorized, executed and delivered by the Purchaser.

       2.12. The Purchaser understands and acknowledges that the Company will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements and agrees that, if any of the acknowledgments, representations, warranties or agreements deemed to have been made by it by its purchase of the Capital Securities are no longer accurate, it shall promptly notify the Company.

       2.13. The Purchaser understands that no public market exists for any of the Capital Securities, and that it is unlikely that a public market will ever exist for the Capital Securities.

                                  ARTICLE III

                                  MISCELLANEOUS

       3.1. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, international courier or delivered by hand against written receipt therefor, or by facsimile transmission and confirmed by telephone, to the following addresses, or such other address as may be furnished to the other parties as herein provided:

              To the Offerors:      First Banks, Inc.
                                    600 James S. McDonnell Boulevard
                                    Mail Stop - M1-199-014
                                    Hazelwood, Missouri  63042
                                    Attention:  Lisa K. Vansickle
                                    Fax:  314-592-6603

              To the Purchaser:     First Tennessee Bank National Association
                                    845 Crossover Lane, Suite 150
                                    Memphis, Tennessee 38117
                                    Attention: David Work
                                    Fax:  901-435-7983

              Unless otherwise expressly provided herein, notices shall be deemed to have been given on the date of mailing, except notice of change of address, which shall be deemed to have been given when received.

       3.2. This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

       3.3.   Upon  the   execution  and  delivery  of  this  Agreement  by  the
Purchaser, this Agreement shall become a binding obligation of the Purchaser with respect to the purchase of Capital Securities as herein provided.

       3.4. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

       3.5. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

       3.6. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

       3.7 . In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the Offerors' and the Purchaser's rights and privileges shall be enforceable to the fullest extent permitted by law.

                     Signatures appear on the following page

       IN WITNESS WHEREOF, this Agreement is agreed to and accepted as of the day and year first written above.


FIRST TENNESSEE BANK NATIONAL ASSOCIATION


By:
   ---------------------------------------
Print Name:
           -------------------------------
Title:
      ------------------------------------

                                         FIRST BANKS, INC.

                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------


                                         FIRST BANK STATUTORY TRUST IX

                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:  Administrator

                       EXHIBIT A TO SUBSCRIPTION AGREEMENT
                       -----------------------------------

                           MASTER CUSTODIAN AGREEMENT

       This Master Custodian Agreement (this "Agreement") is made and entered into as of May 27, 2004 by and among each purchaser (each a "Purchaser" and collectively the "Purchasers") that enters into a Joinder Agreement attached hereto as Exhibit A (the "Joinder Agreement"), Wilmington Trust Company, a
Delaware banking corporation (the "Custodian") and each financial institution (each an "Issuer" and collectively the "Issuers") that enters into a Joinder Agreement. The Purchasers and the Issuers are sometimes referred to herein as the "Interested Parties".

                                    RECITALS

       A. The Purchasers intend to purchase from the Issuers or their respective statutory business trust subsidiaries Securities issued by such Issuers (the "Securities").

       B. In order to facilitate any future transfer of all or any portion of the Securities by the Purchasers, the Interested Parties intend to provide for the custody of the Securities and certain other securities on the terms set forth herein.

       C. The Custodian is willing to hold and administer such securities and to distribute the securities held by it in accordance with the agreement of the Interested Parties and/or arbitral or judicial orders and decrees as set forth in this Agreement.

       NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows:

1. Joinder Agreement.  On or  before  the  delivery  to  the  Custodian  of  any
   -----------------
Securities issued by an Issuer, such Issuer and the applicable Purchaser or Purchasers shall enter into a Joinder Agreement substantially in the form of Exhibit A attached hereto, with such additional provisions as the Interested Parties may wish to add from time to time. An executed copy of each such Joinder Agreement shall be delivered to the Custodian on or before the date on which such Issuer's Securities are issued. This Agreement and each Joinder Agreement constitute the entire agreement among the Purchasers, Issuers and the Custodian pertaining to the subject matter hereof.

2. Delivery of Securities. On  or before   each date on  which  an Issuer enters
   ----------------------
into a Joinder Agreement:

     (a) The applicable Issuer shall deliver to the Custodian a signed, authenticated certificate representing a beneficial interest in such Issuer's Securities, with the Purchaser designated as owner thereof (the "Original Securities"). The Custodian shall have no responsibility for the genuineness, validity, market value, title or sufficiency for any intended purpose of the Original Securities.

     (b) The applicable Issuer shall deliver to the Custodian five signed, unauthenticated and undated certificates with no holder designated, each of which when completed representing a beneficial interest in such Issuer's Securities (the "Replacement Securities"). The Custodian shall have no responsibility for the genuineness, validity, market value, title or sufficiency for any intended purpose of the Replacement Securities.

3. Timing of Release from Custody.  Upon  receipt of a signed transfer notice in
   ------------------------------
the form of Exhibit B to be delivered in connection with the Purchaser's transfer of all or any portion of an Issuer's Securities, on the effective date set forth in such transfer notice, the Custodian shall:

     (a) Deliver the Original Securities certificate corresponding to the Issuer identified in the transfer notice to Wilmington Trust Company, as Institutional Trustee under the Amended and Restated Declaration of Trust, dated as of the date of the applicable Joinder Agreement, among the Institutional Trustee, the Company and the administrators named therein (the "Declaration") or as Trustee under the Indenture, dated as of the date of the applicable Joinder Agreement, between the Company and the Trustee (the "Indenture"), as applicable, for the purpose of canceling the applicable Original Securities certificate in accordance with the terms of the Issuer's Amended and Restated Declaration of Trust or Indenture, as applicable; and

     (b) Deliver the Replacement Securities certificate(s) corresponding to the Issuer identified in the transfer notice in the amount designated in and in accordance with the transfer notice for the purpose of completing and authenticating the applicable Replacement Securities certificate(s) in accordance with the terms of the Issuer's Declaration or Indenture, as applicable.

     The initial term of this Agreement shall be one year (the "Initial Term"). Unless FTN Financial Capital Markets or Keefe, Bruyette & Woods, Inc. shall otherwise notify the Custodian in writing, upon expiration of the Initial Term, this Agreement shall automatically renew for an additional one-year term and shall continue to automatically renew for succeeding one-year terms until terminated. Upon termination of this Agreement, the Custodian and the Interested Parties shall be released from all obligations hereunder, except for the indemnification obligations set forth in paragraphs 5(b) and 5(c) hereof.

4. Concerning the Custodian.
   ------------------------

     (a) Each Interested Party acknowledges and agrees that the Custodian (i) shall not be responsible for any of the agreements referred to or described herein (including without limitation any Issuer's Declaration or Indenture relating to such Issuer's Securities), or for determining or compelling compliance therewith, and shall not otherwise be bound thereby, (ii) shall be obligated only for the performance of such duties as are expressly and specifically set forth in this Agreement on its part to be performed, each of which are ministerial (and shall not be construed to be fiduciary) in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Custodian, (iii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification, (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof, and (v) may consult counsel satisfactory to it, including in-house counsel, and the opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or advice of such counsel.

     (b) The Custodian shall not be liable to anyone for any action taken or omitted to be taken by it hereunder except in the case of the Custodian's negligence or willful misconduct in breach of the terms of this Agreement. In no event shall the Custodian be liable for indirect, punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Custodian has been informed of the likelihood of such loss or damage and regardless of the form of action.

     (c) The Custodian shall have no more or less responsibility or liability on account of any action or omission of any book-entry depository, securities intermediary or other subcustodian employed by the Custodian than any such book-entry depository, securities intermediary or other subcustodian has to the Custodian, except to the extent that such action or omission of any book-entry depository, securities intermediary or other subcustodian was caused by the Custodian's own negligence, bad faith or willful misconduct in breach of this Agreement.

     (d) The recitals contained herein shall be taken as the statements of each of the Issuers and the Purchaser, and the Custodian assumes no responsibility for the correctness of the same. The Custodian makes no representations as to the validity or sufficiency of this Agreement or the Securities. The Custodian shall not be accountable for the use or application by any of the Issuers or the Purchaser of any Securities or the proceeds of any Securities.

5. Compensation, Expense Reimbursement and Indemnification.
   -------------------------------------------------------

     (a) The Custodian shall be compensated pursuant to a separate fee agreement.

     (b) Each of the Interested Parties agrees, jointly and severally, to reimburse the Custodian on demand for all costs and expenses incurred in connection with the administration of this Agreement or the performance or observance of its duties hereunder which are in excess of its customary compensation for normal services hereunder, including without limitation, payment of any legal fees and expenses incurred by the Custodian in connection with resolution of any claim by any party hereunder.

     (c) Each of the Interested Parties covenants and agrees, jointly and severally, to indemnify the Custodian (and its directors, officers and employees) and hold it (and such directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature incurred by the Custodian arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to attorney's fees and other costs and expenses of defending or preparing to defend against any claim of liability unless and except to the extent such loss, liability, damage, cost and expense shall be caused by the Custodian's negligence, bad faith, or willful misconduct. The provisions in this paragraph 5 shall survive the expiration of this Agreement and the resignation or removal of the Custodian.

6. Voting  Rights.  The  Custodian  shall be under no  obligation  to  preserve,
   --------------
protect or exercise rights in the Original Securities, and shall be responsible only for reasonable measures to maintain the physical safekeeping thereof, and otherwise to perform and observe such duties on its part as are expressly set forth in this Agreement. The Custodian shall not be responsible for forwarding to any Interested Party, notifying any Interested Party with respect to, or taking any action with respect to, any notice, solicitation or other document or information, written or otherwise, received from an issuer or other person with respect to the Original Securities, including but not limited to, proxy material, tenders, options, the pendency of calls and maturities and expiration of rights.

7. Resignation.  The Custodian may at any time resign as Custodian  hereunder by
   -----------
giving thirty (30) days' prior written notice of resignation to each of the Interested Parties. Prior to the effective date of the resignation as specified in such notice, the Interested Parties will issue to the Custodian a written instruction authorizing redelivery of the Original Securities and the Replacement Securities to a bank or trust company that they select as successor to the Custodian hereunder. If, however, the Interested Parties shall fail to name such a successor custodian within twenty days after the notice of resignation from the Custodian, the Purchasers shall be entitled to name such successor custodian. If no successor custodian is named by the Interested Parties or the Purchasers, the Custodian may apply to a court of competent jurisdiction for appointment of a successor custodian.

8. Dispute Resolution. It is understood and agreed that should any dispute arise
   ------------------
with respect to the delivery, ownership, right of possession, and/or disposition of the Original Securities or the Replacement Securities, or should any claim be made upon the Custodian, the Original Securities or the Replacement Securities by a third party, the Custodian upon receipt of notice of such dispute or claim is authorized and shall be entitled (at its sole option and election) to retain in its possession without liability to anyone, all or any of said Original Securities and Replacement Securities until such dispute shall have been settled either by the mutual written agreement of the parties involved or by a final order, decree or judgment of a court in the United States of America, the time for perfection of an appeal of such order, decree or judgment having expired. The Custodian may, but shall be under no duty whatsoever to, institute or defend any legal proceedings which relate to the Original Securities and Replacement Securities.

9. Consent to Jurisdiction  and Service.  Each of the Interested  Parties hereby
   ------------------------------------
absolutely and irrevocably consents and submits to the jurisdiction of the courts in the State of Delaware and of any Federal court located in said State in connection with any actions or proceedings brought against any of the Interested Parties (or each of them) by the Custodian arising out of or relating to this Agreement. In any such action or proceeding, the Interested Parties each hereby absolutely and irrevocably (i) waives any objection to jurisdiction or venue, (ii) waives personal service of any summons, complaint, declaration or other process, and (iii) agrees that the service thereof may be made by certified or registered first-class mail directed to such party, as the case may be, at their respective addresses in accordance with paragraph 10 hereof.

10. Force Majeure. The Custodian shall not be responsible for delays or failures
    -------------
in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

11. Notices.

     (a) Any notice permitted or required hereunder shall be in writing, and shall be sent by personal delivery, overnight delivery by a recognized courier or delivery service, mailed by registered or certified mail, return receipt requested, postage prepaid, or by confirmed facsimile accompanied by mailing of the original on the same day by first class mail, postage prepaid, in each case the parties at their address set forth below (or to such other address as any such party may hereafter designate by written notice to the other parties).

     If to an  Issuer,  to  the  address  appearing  on  such  Issuer's  Joinder
     Agreement

     If to the Purchaser, to the address appearing on such Purchaser's Joinder Agreement

     If to the Custodian:

     Wilmington Trust Company
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware  19890-1600
     Attention:  Chris Slaybaugh - Corporate Trust Administration
     Fax:  302-636-4140

12. Miscellaneous.
    -------------

     (a) Binding  Effect.  This  Agreement  shall be binding upon the respective
         ---------------
parties hereto and their heirs, executors, successors and assigns.

     (b) Modifications.  This  Agreement may not be altered or modified  without
         -------------
     the express written consent of the parties hereto. No course of conduct shall constitute a waiver of any of the terms and conditions of this Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Agreement on one occasion shall not constitute a waiver of the other terms of this Agreement, or of such terms and conditions on any other occasion.

     (c) Governing  Law.  This  Agreement  shall be governed by and construed in
         --------------
     accordance with the internal laws of the State of Delaware.

     (d) Reproduction of Documents.  This  Agreement and all documents  relating
         -------------------------
     limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     (e) Counterparts.  This Agreement may be executed in several  counterparts,
         ------------
     each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.




                     signatures appear on the following page

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day first above written.


                                          WILMINGTON TRUST COMPANY


                                          By: /s/ Christopher J. Slaybaugh
                                              ----------------------------
                                          Print Name: Christopher J. Slaybaugh
                                                      ------------------------
                                          Title: Financial Services Officer
                                                 --------------------------

                     EXHIBIT A TO MASTER CUSTODIAN AGREEMENT
                     ---------------------------------------

                            FORM OF JOINDER AGREEMENT
                            -------------------------

                               September 20, 2007

         This  Joinder  Agreement  (this  "Agreement")  is  entered  into  as of
September  20,  2007  by  First   Tennessee  Bank  National   Association   (the
"Purchaser") and First Bank Statutory Trust IX (the "Issuer").

                                    RECITALS

         A. Wilmington Trust Company (the "Custodian") is party to that certain Master Custodian Agreement dated as of May 27, 2004, as amended (the "Custodian Agreement").

         B. The Custodian Agreement provides that certain financial institutions that have issued securities (or whose statutory trust subsidiaries have issued securities) and the Purchaser of such securities will join into the Custodian Agreement pursuant to the terms of a joinder agreement.

         C. On the date hereof, Issuer is issuing securities to the Purchaser and the Issuer and the Purchaser desire to enter into this Agreement to facilitate the subsequent transfer of the Issuer's securities by the Custodian.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the Issuer by its execution hereof), the Issuer agrees as follows:

         1.     Joinder.  The Issuer and Purchaser hereby join in the  Custodian
                -------
Agreement and agree to be subject to, and bound by, the terms and provisions of the Custodian Agreement that are ascribed to "Issuers" and "Purchasers" respectively therein to the same extent as if the Issuer and Purchaser had signed the Custodian Agreement as an original party thereto.

         2.     Notice. Any notice permitted or required to be sent to an Issuer
                ------
under the Custodian Agreement shall be sent to the following address:

                            First Bank Statutory Trust IX
                            c/o First Banks, Inc.
                            600 James S. McDonnell Boulevard
                            Mail Stop - M1-199-014
                            Hazelwood, Missouri  63042
                            Attention:  Lisa K. Vansickle

         Any notice permitted or required to be sent to a Purchaser under the Custodian Agreement shall be sent to the following address:

                            First Tennessee Bank National Association
                            845 Crossover Lane, Suite 150
                            Memphis, Tennessee  38117
                            Attention:  David Work

         3.     Termination.  This Agreement and  the Purchaser's  and  Issuer's
                -----------
respective rights and obligations under the Custodian Agreement shall terminate upon the transfer of all of Issuer's securities pursuant to the Custodian Agreement.

         4.     Entire Agreement.  This Agreement and  the  Custodian  Agreement
                ----------------
constitute the entire agreement among the Purchaser, Issuer and the Custodian pertaining to the subject matter hereof.

         IN WITNESS WHEREOF, the Issuer and Purchaser have executed this Agreement as of the day first above written.

                                      FIRST BANK STATUTORY TRUST IX



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      FIRST TENNESSEE BANK NATIONAL
                                      ASSOCIATION



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                     EXHIBIT B TO MASTER CUSTODIAN AGREEMENT
                     ---------------------------------------

                             FORM OF TRANSFER NOTICE

                                     [DATE]
Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890-1600
Attention:  Corporate Trust Administration

Dear Sir or Madam:

         The undersigned hereby notifies you of the transfer of [________] of the Capital Securities of First Bank Statutory Trust IX, such transfer to be effective on [DATE OF TRANSFER]. Capitalized terms used in this notice and not otherwise defined shall have the meanings ascribed to such terms in the Placement Agreement dated September 13, 2007 between the Offerors and the placement agents named therein.

         The undersigned hereby instructs you as Custodian to deliver the Original Securities certificate to Wilmington Trust Company, as Institutional Trustee (the "Trustee") under the Amended and Restated Trust Agreement dated September 20, 2007 among the Trustee, First Banks, Inc. and the administrative trustees named therein (the "Trust Agreement") for cancellation in accordance with the terms of the Trust Agreement and to deliver the Replacement Securities certificate to the Trustee for authentication in accordance with the terms of the Trust Agreement.

         By copy of this notice, the Institutional Trustee is hereby instructed to make the Replacement Securities certificate registered to [NAME, ADDRESS AND IDENTITY OF TRANSFEREE] in the liquidation amount of [_________] and bearing the identification number "CUSIP NO. [__________]" and to authenticate and deliver the Replacement Securities certificate to [_____________].

                                  FIRST TENNESSEE BANK NATIONAL ASSOCIATION


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------




cc:  First Banks, Inc.
     Wilmington Trust Company, as Trustee

                                   EXHIBIT A-2
                         FORM OF SUBSCRIPTION AGREEMENT

                          FIRST BANK STATUTORY TRUST IX
                                FIRST BANKS, INC.

                             SUBSCRIPTION AGREEMENT

                               September 20, 2007

         THIS SUBSCRIPTION AGREEMENT (this "Agreement") made among First Bank Statutory Trust IX (the "Trust"), a statutory trust created under the Delaware Statutory Trust Act (Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss.ss. 3801, et seq.), First Banks, Inc., a Missouri corporation, with its principal offices located at 600 James S. McDonnell Boulevard, Mail Stop - M1-199-014, Hazelwood, Missouri 63042 (the "Company" and, collectively with the Trust, the "Offerors"), and Preferred Term Securities XXVII, Ltd. (the "Purchaser").

                                    RECITALS:

         A. The Trust desires to issue 25,000 of its Floating Rate Capital Securities (the "Capital Securities"), liquidation amount $1,000.00 per Capital Security, representing an undivided beneficial interest in the assets of the Trust (the "Offering"), to be issued pursuant to an Amended and Restated Declaration of Trust (the "Declaration") by and among the Company, Wilmington Trust Company ("WTC"), the administrators named therein, and the holders (as defined therein), which Capital Securities are to be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise pursuant to the terms of a Guarantee Agreement between the Company and WTC, as trustee (the "Guarantee"); and

         B. The proceeds from the sale of the Capital Securities will be combined with the proceeds from the sale by the Trust to the Company of its common securities, and will be used by the Trust to purchase an equivalent amount of Floating Rate Junior Subordinated Deferrable Interest Debentures of the Company (the "Debentures") to be issued by the Company pursuant to an indenture to be executed by the Company and WTC, as trustee (the "Indenture"); and

         C. In consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE I

                     PURCHASE AND SALE OF CAPITAL SECURITIES

         1.1. Upon theexecution of this Agreement, the Purchaser hereby agrees to purchase from the Trust 8,000 Capital Securities at a price equal to $1,000.00 per Capital Security (the "Purchase Price") and the Trust agrees to sell such Capital Securities to the Purchaser for said Purchase Price. The rights and preferences of the Capital Securities are set forth in the Declaration. The Purchase Price is payable in immediately available funds on September 20, 2007, or such other business day as may be designated by the Purchaser, but in no event later than September 28, 2007 (the "Closing Date"). The Offerors shall provide the Purchaser wire transfer instructions no later than 3 days prior to the Closing Date.

         1.2. The certificatefor the Capital Securities shall be delivered by the Trust on the Closing Date to the Purchaser or its designee.

         1.3. The Placement Agreement, dated September 13, 2007 (the "Placement Agreement"), among the Offerors and the Placement Agents identified therein includes certain representations and warranties, covenants and conditions to closing and certain other matters governing the Offering. The Placement Agreement is hereby incorporated by reference into this Agreement and the Purchaser shall be entitled to each of the benefits of the Placement Agents and the Purchaser under the Placement Agreement and shall be entitled to enforce the obligations of the Offerors under such Placement Agreement as fully as if the Purchaser were a party to such Placement Agreement.

                                   ARTICLE II

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         2.1. The Purchaser understands and acknowledges that neither the Capital Securities, the Debentures nor the Guarantee have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities law, are being offered for sale by the Trust in transactions not requiring registration under the Securities Act, and may not be offered, sold, pledged or otherwise transferred by the Purchaser except in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to an exemption therefrom or in a transaction not subject thereto.

         2.2. The Purchaser represents, warrants and certifies that (i) it is not a "U.S. person" as such term is defined in Rule 902 under the Securities Act, (ii) it is not acquiring the Capital Securities for the account or benefit of any such U.S. person, (iii) the offer and sale of Capital Securities to the Purchaser constitutes an "offshore transaction" under Regulation S of the Securities Act, and (iv) it will not engage in hedging transactions with regard to the Capital Securities unless such transactions are conducted in compliance with the Securities Act and the Purchaser agrees to the legends and transfer restrictions set forth on the Capital Securities certificate.

         2.3. The Purchaser represents and warrants that it is purchasing the Capital Securities for its own account, for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws, subject to any requirement of law that the disposition of its property be at all times within its control and subject to its ability to resell such Capital Securities pursuant to an effective registration statement under the Securities Act or under Rule 144A or any other exemption from registration available under the Securities Act or any other applicable Securities law.

         2.4. The Purchaser represents and warrants that it has full power and authority to execute and deliver this Agreement, to make the representations and warranties specified herein, and to consummate the transactions contemplated herein and it has full right and power to subscribe for Capital Securities and perform its obligations pursuant to this Agreement.

         2.5. The Purchaser, a Cayman Islands Company whose business includes issuance of certain notes and acquiring the Capital Securities and other similar securities, represents and warrants that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Capital Securities, has had the opportunity to ask questions of, and receive answers and request additional information from, the Offerors and is aware that it may be required to bear the economic risk of an investment in the Capital Securities.

         2.6. The Purchaser represents and warrants that no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any governmental body, agency or court having jurisdiction over the Purchaser, other than those that have been made or obtained, is necessary or required for the performance by the Purchaser of its obligations under this Agreement or to consummate the transactions contemplated herein.

         2.7. The Purchaser represents and warrants that this Agreement has been duly authorized, executed and delivered by the Purchaser.

         2.8. The Purchaser represents and warrants that (i) the Purchaser is not in violation or default of any term of its Memorandum of Association or Articles of Association, of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is a party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Purchaser which would prevent the Purchaser from performing any material obligation set forth in this Agreement; and (ii) the execution, delivery and performance of and compliance with this Agreement, and the consummation of the transactions contemplated herein, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to the Purchaser, its business or operations or any of its assets or properties which would prevent the Purchaser from performing any material obligations set forth in this Agreement.

         2.9. The Purchaser represents and warrants that the Purchaser is an exempted company with limited liability duly incorporated, validly existing and in good standing under the laws of the jurisdiction where it is organized, with full power and authority to perform its obligations under this Agreement.

         2.10. The Purchaser understands and acknowledges that the Company will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements and agrees that, if any of the acknowledgments, representations, warranties or agreements deemed to have been made by it by its purchase of the Capital Securities are no longer accurate, it shall promptly notify the Company.

         2.11. The Purchaser understands that no public market exists for any of the Capital Securities, and that it is unlikely that a public market will ever exist for the Capital Securities.

                                   ARTICLE III

                                  MISCELLANEOUS

         3.1. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, international courier or delivered by hand against written receipt therefor, or by facsimile transmission and confirmed by telephone, to the following addresses, or such other address as may be furnished to the other parties as herein provided:

                To the Offerors:      First Banks, Inc.
                                      600 James S. McDonnell Boulevard
                                      Mail Stop - M1-199-014
                                      Hazelwood, Missouri  63042
                                      Attention:  Lisa K. Vansickle
                                      Fax:  314-592-6603

                To the Purchaser:     Preferred Term Securities XXVII, Ltd.
                                      c/o Wilmington Trust (Cayman), Ltd.
                                      4th Floor, Century Yard
                                      Cricket Square, Elgin Avenue
                                      Grand Cayman KY1-1209
                                      Cayman Islands
                                      Attention:  The Directors
                                      Fax:  345-946-4090

         Unless otherwise expressly provided herein, notices shall be deemed to have been given on the date of mailing, except notice of change of address, which shall be deemed to have been given when received.

         3.2. This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

         3.3. Upon the execution and delivery of this Agreement by the Purchaser, this Agreement shall become a binding obligation of the Purchaser with respect to the purchase of Capital Securities as herein provided.

         3.4. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         3.5. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

         3.6. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         3.7. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the Offerors' and the Purchaser's rights and privileges shall be enforceable to the fullest extent permitted by law.

                     Signatures appear on the following page

         IN WITNESS WHEREOF, I have set my hand the day and year first written above.



PREFERRED TERM SECURITIES XXVII, LTD.


By:
   --------------------------------------
Print Name:
           ------------------------------
Title:
      -----------------------------------

         IN WITNESS WHEREOF, this Subscription Agreement is agreed to and accepted as of the day and year first written above.


                                        FIRST BANKS, INC.


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------



                                        FIRST BANK STATUTORY TRUST IX


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:  Administrator

                                   EXHIBIT B-1
                                   -----------
                         FORM OF COMPANY COUNSEL OPINION
                         -------------------------------

                               September 20, 2007

First Tennessee Bank National Association      FTN Financial Capital Markets
845 Crossover Lane, Suite 150                  845 Crossover Lane, Suite 150
Memphis, Tennessee  38117                      Memphis, Tennessee  38117

Preferred Term Securities XXVII, Ltd.          Keefe, Bruyette & Woods, Inc.
c/o Wilmington Trust SP Services               787 7th Avenue, 4th Floor
(Cayman), Ltd.                                 New York, New York  10019
4th Floor, Century Yard
Cricket Square, Elgin Avenue
George Town                                    Wilmington Trust Company
Grand Cayman KY1-1209                          Rodney Square North
Cayman Islands BV1                             1100 North Market Street
                                               Wilmington, Delaware  19890-1600

Ladies and Gentlemen:

         We have acted as counsel to First Banks, Inc. (the "Company"), a Missouri corporation in connection with a certain Placement Agreement, dated September 13, 2007, (the "Placement Agreement"), between the Company and First Bank Statutory Trust IX (the "Trust"), on one hand, and FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc. (the "Placement Agents"), on the other hand. Pursuant to the Placement Agreement, and subject to the terms and conditions stated therein, the Trust will issue and sell to First Tennessee Bank National Association and Preferred Term Securities XXVII, Ltd. (the "Purchasers"), $25,000,000.00 aggregate principal amount of Floating Rate
Capital Securities (liquidation amount $1,000.00 per capital security) (the "Capital Securities").

         Capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to them in the Placement Agreement.

         The law covered by the opinions expressed herein is limited to the law of the United States of America and of the State of Missouri.

         We have made such investigations of law as, in our judgment, were necessary to render the following opinions. We have also reviewed (a) the Company's Articles of Incorporation, as amended, and its By-Laws, as amended; and (b) such corporate documents, records, information and certificates of the Company and the Subsidiaries, certificates of public officials or government authorities and other documents as we have deemed necessary or appropriate as a basis for the opinions hereinafter expressed. As to certain facts material to our opinions, we have relied, with your permission, upon statements, certificates or representations, including those delivered or made in connection with the above-referenced transaction, of officers and other representatives of the Company and the Subsidiaries and the Trust.

         As used herein, the phrases "to the best of our knowledge" or "known to us" or other similar phrases mean the actual knowledge of the attorneys who have had active involvement in the transactions described above or who have prepared or signed this opinion letter, or who otherwise have devoted substantial attention to legal matters for the Company.

         Based upon and subject to the foregoing and the further qualifications set forth below, we are of the opinion as of the date hereof that:

         1. The Company is validly existing and in good standing under the laws of the State of Missouri and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended. Each of the Significant Subsidiaries is validly existing and in good standing under the laws of its
jurisdiction  of   organization.   Each  of  the  Company  and  the  Significant
Subsidiaries has full corporate power and authority to own or lease its properties and to conduct its business as such business is currently conducted in all material respects. To the best of our knowledge, all outstanding shares of capital stock of the Significant Subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable except to the extent such shares may be deemed assessable under 12 U.S.C. Section 1831o or 12 U.S.C.
Section 55, and are owned of record and beneficially, directly or indirectly, by the Company.

         2. The issuance, sale and delivery of the Debentures in accordance with the terms and conditions of the Placement Agreement and the Operative Documents have been duly authorized by all necessary actions of the Company. The issuance, sale and delivery of the Debentures by the Company and the issuance, sale and delivery of the Capital Securities and the Common Securities by the Trust do not give rise to any preemptive or other rights to subscribe for or to purchase any shares of capital stock or equity securities of the Company or the

Significant Subsidiaries pursuant to the corporate Articles of Incorporation or Charter, By-Laws or other governing documents of the Company or the Significant Subsidiaries, or, to the best of our knowledge, any agreement or other instrument to which either the Company or the Subsidiaries is a party or by which the Company or the Significant Subsidiaries may be bound.

         3. The Company has all requisite corporate power to enter into and perform its obligations under the Placement Agreement and the Subscription Agreements, and the Placement Agreement and the Subscription Agreements have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws affecting creditors' rights generally, and except as the indemnification and contribution provisions thereof may be limited under applicable laws and certain remedies may not be available in the case of a non-material breach.

         4. Each of the Indenture, the Trust Agreement and the Guarantee Agreement has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

         5. The Debentures have been duly authorized, executed and delivered by the Company, are entitled to the benefits of the Indenture and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

         6. To the best of our knowledge, neither the Company, the Trust, nor any of the Subsidiaries is in breach or violation of, or default under, with or without notice or lapse of time or both, its Articles of Incorporation or Charter, By-Laws or other governing documents (including without limitation, the Trust Agreement). The execution, delivery and performance of the Placement Agreement and the Operative Documents and the consummation of the transactions contemplated by the Placement Agreement and the Operative Documents do not and will not (i) result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Company or the Subsidiaries, or (ii) conflict with, constitute a material breach or violation of, or constitute a material default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of (A) the Articles of Incorporation or Charter, By-Laws or other governing documents of the Company or the Subsidiaries, or (B) to the best of our knowledge, any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license or any other agreement or instrument to which the Company or the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or (C) any order, decree, judgment, franchise, license, permit, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, known to us having jurisdiction over the Company or the Subsidiaries or any of their respective properties which, in the case of each of (i) or (ii) above, is material to the Company and the Subsidiaries on a consolidated basis.

         7. Except for filings, registrations or qualifications that may be required by applicable securities laws, no authorization, approval, consent or order of, or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required under the laws of the State of Missouri in connection with the transactions contemplated by the Placement Agreement and the Operative Documents in connection with the offer and sale of the Capital Securities as contemplated by the Placement Agreement and the Operative Documents.

         8. To the best of our knowledge (i) no action, suit or proceeding at law or in equity is pending or threatened to which the Company, the Trust or the Subsidiaries are or may be a party, and (ii) no action, suit or proceeding is pending or threatened against or affecting the Company, the Trust or the Subsidiaries or any of their properties, before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could reasonably be expected to have a material adverse effect on the consummation of the transactions contemplated by the Placement Agreement and the Operative Documents or the issuance and sale of the Capital Securities as contemplated therein or the condition (financial or otherwise), earnings, affairs, business, or results of operations of the Company, the Trust and the Subsidiaries on a consolidated basis.

         9. Assuming the truth and accuracy of the representations and warranties of the Placement Agents in the Placement Agreement and the Purchasers in the Subscription Agreements, it is not necessary in connection with the offering, sale and delivery of the Capital Securities, the Debentures and the Guarantee Agreement (or the Guarantee) to register the same under the Securities Act of 1933, as amended, under the circumstances contemplated in the Placement Agreement and the Subscription Agreements.

         10. Neither the Company nor the Trust is or after giving effect to the offering and sale of the Capital Securities and the consummation of the transactions described in the Placement Agreement will be, an "investment company" or an entity "controlled" by an "investment company," in each case within the meaning of the Investment Company Act of 1940, as amended, without regard to Section 3(c) of such Act.

         The opinion expressed in the first two sentences of numbered paragraph 1 of this opinion is based solely upon certain certificates and confirmations issued by the applicable governmental officer or authority with respect to each of the Company and the Significant Subsidiaries.

         With respect to the foregoing opinions, since no member of this firm is actively engaged in the practice of law in the States of Delaware or New York, we do not express any opinions as to the laws of such states and have (i) relied, with your approval, upon the opinion of Richards, Layton & Finger, P.A. with respect to matters of Delaware law and (ii) assumed, with your approval and without rendering any opinion to such effect, that the laws of the State of New York, in all respects material to this opinion, are substantively identical to the laws of the State of Missouri, without regard to conflict of law provisions.

         The opinions  expressed  herein are rendered to you solely  pursuant to
Section 3.1(a) of the Placement Agreement. As such, they may be relied upon by you only and may not be used or relied upon by any other person for any purpose whatsoever without our prior written consent.

                                             Very truly yours,

                                   EXHIBIT B-2
                                   -----------

                        FORM OF DELAWARE COUNSEL OPINION
                        --------------------------------

To Each of the Persons
Listed on Schedule A Hereto

                  Re:   First Bank Statutory Trust IX
                        -----------------------------

Ladies and Gentlemen:

               We have acted as special Delaware counsel for First Bank Statutory Trust IX, a Delaware statutory trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

               For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

               (a) The Certificate of Trust of the Trust (the "Certificate of Trust"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on August 20, 2007;

               (b) The Declaration of Trust, dated as of August 20, 2007, among First Banks, Inc., a Missouri corporation (the "Company"), Wilmington Trust Company, a Delaware banking corporation ("WTC"), as trustee and the administrators named therein (the "Administrators");

               (c) The Amended and Restated Declaration of Trust of the Trust, dated as of September 20, 2007 (including the form of Capital Securities Certificate attached thereto as Exhibits A-1 and A-2 and the terms of the Capital Securities attached as Annex I) (the "Declaration of Trust"), among the Company, as sponsor, WTC, as Delaware trustee (the "Delaware Trustee") and institutional trustee (the "Institutional Trustee"), the Administrators and the holders, from time to time, of undivided beneficial interests in the assets of the Trust;

               (d) The Placement Agreement, dated September 13, 2007 (the "Placement Agreement"), among the Company, the Trust, and FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc., as placement agents;

               (e) The Subscription Agreements, dated September 20, 2007 (the "Subscription Agreement"), among (i) the Trust, the Company and Preferred Term Securities XXVII, Ltd. and (ii) the Trust, the Company and First Tennessee Bank National Association (the documents identified in items (c) through (e) being collectively referred to as the "Operative Documents");

               (f) The Capital Securities being issued on the date hereof (the "Capital Securities");

               (g) The Common Securities being issued on the date hereof (the "Common Securities") (the documents identified in items (f) and (g) being collectively referred to as the "Trust Securities"); and

               (h)  A   Certificate  of  Good  Standing  for  the  Trust,  dated
September 19, 2007, obtained from the Secretary of State.

               Capitalized terms used herein and not otherwise defined are used as defined in the Declaration of Trust, except that reference herein to any document shall mean such document as in effect on the date hereof. This opinion is being delivered pursuant to Section 3.1 of the Placement Agreement.

               For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (h) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (h) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

               With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

               For  purposes  of this  opinion,  we have  assumed  (i)  that the
Declaration of Trust constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation, and termination of the Trust, and that the Declaration of Trust and the Certificate of Trust are in full force and effect and have not been amended further, (ii) that there are no proceedings pending or contemplated, for the merger, consolidation, liquidation, dissolution or termination of the Trust, (iii) except to the extent provided in paragraph 1 below, the due creation, due formation or due organization, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, formation or organization, (iv) that each party to the documents examined by us is qualified to do business in each jurisdiction where such qualification is required generally or necessary in order for such party to enforce its rights under the documents examined by us, (v) the legal capacity of each natural person who is a party to the documents examined by us, (vi) except to the extent set forth in paragraph 2 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (vii) except to the extent provided in paragraph 3 below, that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (viii) the receipt by each Person to whom a Capital Security is to be issued by the Trust (the "Capital Security Holders") of a Capital Security Certificate for the Capital Security and the payment for the Capital Securities acquired by it, in accordance with the Declaration of Trust and the Subscription Agreement, (ix) that the Capital Securities are issued and sold to the Holders of the Capital Securities in accordance with the Declaration of Trust and the Subscription Agreement, (x) the receipt by the Person (the "Common Securityholder") to whom the common securities of the Trust representing common undivided beneficial interests in the assets of the Trust (the "Common Securities" and, together with the Capital Securities, the "Trust Securities") are to be issued by the Trust of a Common Security Certificate for the Common Securities and the payment for the Common Securities acquired by it, in accordance with the Declaration of Trust, (xi) that the Common Securities are issued and sold to the Common Securityholder in accordance with the Declaration of Trust, (xii) that each of the parties to the documents reviewed by us has agreed to and received the stated consideration for the incurrence of its obligations under such documents, (xiii) that each of the documents reviewed by us (other than the Declaration of Trust) is a legal, valid, binding and enforceable obligation of the parties thereto in accordance with the terms thereof and (xiv) that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a trustee and the filing of documents with the Secretary of State) or employees in the State of Delaware. We have not participated in the preparation of any offering materials with respect to the Trust Securities and assume no responsibility for its contents.

                  This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

               We express no opinion as to (i) the effect of suretyship defenses, or defenses in the nature thereof, with respect to the obligations of any applicable guarantor, joint obligor, surety, accommodation party, or other secondary obligor or any provisions of the Declaration of Trust with respect to indemnification or contribution and (ii) the accuracy or completeness of any exhibits or schedules to the Operative Documents. No opinion is given herein as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Operative Documents.

               We express no opinion as to the enforceability of any particular provision of the Declaration of Trust or the other Operative Documents relating to remedies after default.

               We express no opinion as to the enforceability of any particular provision of any of the Operative Documents relating to (i) waivers of rights to object to jurisdiction or venue, or consents to jurisdiction or venue, (ii) waivers of rights to (or methods of) service of process, or rights to trial by jury, or other rights or benefits bestowed by operation of law, (iii) waivers of any applicable defenses, setoffs, recoupments, or counterclaims, (iv) waivers or variations of provisions which are not capable of waiver or variation under the Uniform Commercial Code ("UCC") of the State, (v) the grant of powers of attorney to any person or entity, or (vi) exculpation or exoneration clauses, indemnity clauses, and clauses relating to releases or waivers of unmatured claims or rights.

               We have made no examination of, and no opinion is given herein as to the Trustee's or the Trust's title to or other ownership rights in, or the existence of any liens, charges or encumbrances on, or adverse claims against, any asset or property held by the Institutional Trustee or the Trust. We express no opinion as to the creation, validity, attachment, perfection or priority of any mortgage, security interest or lien in any asset or property held by the Institutional Trustee or the Trust.

               We express no opinion as to the effect of events occurring, circumstances arising, or changes of law becoming effective or occurring, after the date hereof on the matters addressed in this opinion letter, and we assume no responsibility to inform you of additional or changed facts, or changes in law, of which we may become aware.

               We express no opinion as to any requirement that any party to the Operative Documents (or any other persons or entities purportedly entitled to the benefits thereof) qualify or register to do business in any jurisdiction in order to be able to enforce its rights thereunder or obtain the benefits thereof.

               Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

               1. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (12 Del. C. ss. 3801, et seq.) (the "Act"). All filings required under the laws of
------            -- ---
the State of Delaware with respect to the creation and valid existence of the Trust as a statutory trust have been made.

               2. Under the Declaration of Trust and the Act, the Trust has the trust power and authority to (A) execute and deliver the Operative Documents, (B) perform its obligations under such Operative Documents and (C) issue the Trust Securities.

               3. The execution and delivery by the Trust of the Operative Documents, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust.

               4. The Declaration of Trust constitutes a legal, valid and binding obligation of the Company, the Trustees and the Administrators, and is enforceable against the Company, the Trustees and the Administrators, in accordance with its terms.

               5. Each of the Operative Documents constitutes a legal, valid and binding obligation of the Trust, enforceable against the Trust, in accordance with its terms.

               6. The Capital Securities have been duly authorized for issuance by the Declaration of Trust, and, when duly executed and delivered to and paid for by the purchasers thereof in accordance with the Declaration of Trust, the Subscription Agreement and the Placement Agreement, the Capital Securities will be validly issued, fully paid and, subject to the qualifications set forth in paragraph 8 below, nonassessable undivided beneficial interests in the assets of the Trust and will entitle the Capital Securities Holders to the benefits of the Declaration of Trust. The issuance of the Capital Securities is not subject to preemptive or other similar rights under the Act or the Declaration of Trust.

               7. The Common Securities have been duly authorized for issuance by the Declaration of Trust and, when duly executed and delivered to the Company as Common Security Holder in accordance with the Declaration of Trust, will be validly issued, fully paid and, subject to paragraph 8 below and Section 9.1(b) of the Declaration of Trust (which provides that the Holder of the Common Securities are liable for debts and obligations of Trust), nonassessable undivided beneficial interests in the assets of the Trust and will entitle the Common Security Holder to the benefits of the Declaration of Trust. The issuance of the Common Securities is not subject to preemptive or other similar rights under the Act or the Declaration of Trust.

               8. Under the Declaration of Trust and the Act, the Holders of the Capital Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Holders of the Capital Securities and the Holder of the Common Securities may be obligated, pursuant to the Declaration of Trust,
(A) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Capital Security Certificates and the issuance of replacement Capital Security Certificates, and
(B) to provide security or indemnity in connection with requests of or directions to the Institutional Trustee to exercise its rights and powers under the Declaration of Trust.

               9. Neither the execution, delivery and performance by the Trust of the Operative Documents, nor the consummation by the Trust of any of the transactions contemplated thereby, requires the consent or approval of, the authorization of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust with the Secretary of State (which Certificate of Trust has been duly filed).

               10. Neither the execution, delivery and performance by the Trust of the Trust Documents, nor the consummation by the Trust of the transactions contemplated thereby, (i) is in violation of the Declaration of Trust or of any law, rule or regulation of the State of Delaware applicable to the Trust or (ii) to the best of our knowledge, without independent investigation, violates, contravenes or constitutes a default under, or results in a breach of or in the creation of any lien (other than as permitted by the Operative Documents) upon any property of the Trust under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, license or other agreement or instrument to which the Trust is a party or by which it is bound.

               11. Assuming that the Trust will not be taxable as a corporation for federal income tax purposes, but rather will be classified for such purposes as a grantor trust under Subpart E, Part I of Subchapter J of the Internal Revenue Code of 1986, as amended, the Trust will not be subject to any tax, fee or governmental charge under the laws of the State of Delaware.

               The opinions expressed in paragraph 4, 5, 6, 7 and 8 above are subject, as to enforcement, to the effect upon the Declaration of Trust of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and transfer, and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

               Circular 230 Notice. Any advice contained in this communication with respect to any federal tax matter was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that the Internal Revenue Service may impose on the taxpayer. If any such advice is made to any person other than to our client for whom the advice was prepared, the advice expressed above is being delivered to support the promotion or marketing (by a person other than Richards, Layton & Finger) of the transaction or matter discussed or referenced, and such taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

               In basing the opinions set forth herein on "our knowledge," the words "our knowledge" signify that no information has come to the attention of the attorneys in the firm who are directly involved in the representation of the Trust in this transaction that would give us actual knowledge that any such opinions are not accurate. Except as otherwise stated herein, we have undertaken no independent investigation or verification of such matters.

               We consent to your relying as to matters of Delaware law upon this opinion in connection with the Placement Agreement. We also consent to Lewis, Rice & Fingersh, L.C.'s and Stinson Morrison Hecker LLP's relying as to matters of Delaware law upon this opinion in connection with opinions to be rendered by them on the date hereof pursuant to the Placement Agreement. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                    Very truly yours,

                                   SCHEDULE A
                                   ----------

Wilmington Trust Company

FTN Financial Capital Markets

Keefe, Bruyette & Woods, Inc.

First Tennessee Bank National Association

Preferred Term Securities XXVII, Ltd.

Preferred Term Securities XXVII, Inc.

First Banks, Inc.

                                   EXHIBIT B-3
                                   -----------

                            TAX COUNSEL OPINION ITEMS
                            -------------------------


1. The Debentures will be classified as indebtedness of the Company for U.S. federal income tax purposes.

2.    The  Trust  will  be  characterized  as  a  grantor  trust  and  not as an
      association   taxable   as  a  corporation  for  U.S. federal  income  tax
      purposes.

Lewis, Rice & Fingersh, L.C.
500 N. Broadway, Suite 2000
St. Louis, Missouri  63102

        Re: Representations Concerning the Issuance of Junior Subordinated Deferrable Interest Debentures (the "Debentures") to First Bank Statutory Trust IX (the "Trust") and Sale of Trust Securities (the "Trust Securities") of the Trust

Ladies and Gentlemen:

        In accordance with your request, First Banks, Inc. (the "Company") hereby makes the following representations in connection with the preparation of your opinion letter as to the United States federal income tax consequences of the issuance by the Company of the Debentures to the Trust and the sale of the Trust Securities.

       Company hereby represents that:


       1. The sole assets of the Trust will be the Debentures, any interest paid on the Debentures to the extent not distributed, proceeds of the Debentures, or any of the foregoing.

       2. The Company intends to use the net proceeds from the sale of the Debentures for general corporate purposes.

       3. The Trust was not formed to conduct any trade or business and is not authorized to conduct any trade or business. The Trust exists for the exclusive purposes of (i) issuing and selling the Trust Securities, (ii) using the proceeds from the sale of Trust Securities to acquire the Debentures, and
(iii) engaging only in activities necessary or incidental thereto.

       4. The Company has not entered into an agency agreement with the Trust or authorized the trustee to act as its agent in dealing with third parties. To the Company's knowledge, after due inquiry, the Trust has not acted as the agent of the Company or of anyone else in dealing with third parties.

       5. The Trust was formed to facilitate direct investment in the assets of the Trust, and the existence of multiple classes of ownership is incidental to that purpose. There is no intent to provide holders of such interests in the Trust with diverse interests in the assets of the Trust.

       6. The Company intends to create a debtor-creditor relationship between the Company, as debtor, and the Trust, as a creditor, upon the issuance and sale of the Debentures to the Trust by the Company. The Company will (i) record and at all times continue to reflect the Debentures as indebtedness on its separate books and records for financial accounting purposes, and (ii) treat the Debentures as indebtedness for all United States tax purposes.

       7. During each year, the Trust's income will consist solely of payments made by the Company with respect to the Debentures. Such payments will not be derived from the active conduct of a financial business by the Trust. Both the Company's obligation to make such payments and the measurement of the amounts payable by the Company are defined by the terms of the Debentures. Neither the Company's obligation to make such payments nor the measurement of the amounts payable by the Company is dependent on income or profits of Company or any affiliate of the Company.

       8. The Company expects that it will be able to make, and will make, timely payment of amounts identified by the Debentures as principal and interest in accordance with the terms of the Debentures with available capital or accumulated earnings.

       9. The Company presently has no intention to defer interest payments on the Debentures, and it considers the likelihood of such a deferral to be remote because, if it were to exercise its right to defer payments of interest with respect to the Debentures, it would not be permitted to declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any capital stock of the Company or any affiliate of the Company (other than payments of dividends or distributions to the Company or payments of dividends from direct or indirect subsidiaries of the Company to their parent corporations, which also shall be direct or indirect subsidiaries of the Company) or make any payment of principal of or interest or premium, if any, on or repay, repurchase, or redeem any debt securities of the Company or any affiliate of the Company that rank pari passu in all respects with or junior in interest to the Debentures, in each case subject to limited exceptions stated in Section 2.11 of the Indenture to be entered into in connection with the issuance of the Debentures.

      10. The Company has no present intention (a) to take the position that a deferral of interest payments on the Debentures is not a remote contingency, or (b) to make an explicit disclosure on the Company's tax return, under Reg. ss. 1.1275-2(h)(5) that its determination as holder with respect to remote contingency status is different from its determination as issuer.

      11. Immediately after the issuance of the Debentures, the debt-to-equity ratio of the Company (as determined for financial accounting purposes, but excluding deposit liabilities from the Company's debt) will be within standard depository institution industry norms and, in any event, will be no higher than four to one (4 : 1).

      12. To the best of our knowledge, the Company is currently in compliance with all federal, state, and local capital requirements, except to the extent that failure to comply with any such requirements would not have a material adverse effect on the Company and its affiliates.

      13. The Company will not issue any class of common stock or preferred stock senior to the Debentures during their term.

      14. The Internal Revenue Service has not challenged the interest deduction on any class of the Company's subordinated debt in the last ten (10) years on the basis that such debt constitutes equity for federal income tax purposes.

         The above representations are accurate as of the date below and will continue to be accurate through the issuance of the Trust Securities, unless you are otherwise notified by us in writing. The undersigned understands that you will rely on the foregoing in connection with rendering certain legal opinions, and possesses the authority to make the representations set forth in this letter on behalf of the Company.

                                            Very truly yours,

                                            FIRST BANKS, INC.

Date: September 17, 2007                    By:    _____________________________

                                            Title: _____________________________

                                    EXHIBIT C
                                    ---------

                            SIGNIFICANT SUBSIDIARIES
                            ------------------------


First Bank

The San Francisco Company